MEMORIAL FUNDS

                                       Securities Act Registration No. 333-41461
                                       Investment Company Act Reg. No. 811-08529
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

                       Pre-Effective Amendment No.            [ ]

                       Post-Effective Amendment No. 23        [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

                                Amendment No. 26
                        (Check appropriate box or boxes.)

                                 MEMORIAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

           6550 DIRECTORS PARKWAY ABILENE, TEXAS              79606
          (Address of Principal Executive Offices)          (Zip Code)

                                 (325) 795-2111
              (Registrant's Telephone Number, including Area Code)

                        CARL CLAYTON PETERSON, PRESIDENT
                             6550 DIRECTORS PARKWAY
                              ABILENE, TEXAS 79606
                     (Name and Address of Agent for Service)

                                  With Copy To:

      PAUL B. ORDONIO,                        CHARLES W. LUTTER, JR.
      VICE PRESIDENT AND SECRETARY            ATTORNEY AND COUNSELOR AT LAW
      6550 DIRECTORS PARKWAY                  103 CANYON OAKS
      ABILENE, TEXAS 79606                    SAN ANTONIO, TEXAS 78232

Approximate Date of Proposed Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to Rule 485, paragraph (b)
     [ ]  on _____________ pursuant to Rule 485, paragraph (b)
     [X]  60 days after filing pursuant to Rule 485, paragraph (a)(1)
     [ ]  on _____________ pursuant to Rule 485, paragraph (a)(1)
     [ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)
     [ ]  on _____________ pursuant to Rule 485, paragraph (a)(2)

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940,
       REGISTRANT HEREBY DECLARES THAT AN INDEFINITE NUMBER OR AMOUNT OF
         SHARES ARE BEING REGISTERED UNDER THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------

                                     [LOGO]
                                    MEMORIAL
                                     FUNDS


                                   PROSPECTUS


                                   May 1, 2005


                              Government Bond Fund


           The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this
                      prospectus is accurate or complete.
           Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------
RISK/RETURN SUMMARY..............................................................................1

PERFORMANCE......................................................................................2

FEE TABLE........................................................................................3

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS.......................4

MANAGEMENT.......................................................................................6

YOUR ACCOUNT.....................................................................................9

   GENERAL INFORMATION...........................................................................9
   BUYING SHARES................................................................................10
   SELLING SHARES...............................................................................13
   EXCHANGE PRIVILEGES..........................................................................15

OTHER INFORMATION...............................................................................16

FINANCIAL HIGHLIGHTS............................................................................18

NOTICE OF PRIVACY POLICIES AND PROCEDURES........................................INSIDE BACK COVER

OTHER FUND INFORMATION..................................................................BACK COVER

   TYPES OF INFORMATION.................................................................BACK COVER
   WHERE YOU CAN GET THIS INFORMATION...................................................BACK COVER

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONCEPTS TO UNDERSTAND

A Debt or Fixed Income Security is a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money at set intervals as well as repay the principal amount of the security at its maturity.

A Bond is a debt security with a long-term maturity, usually 10 years or longer.

Maturity means the date at which a debt security is due and payable.

Duration is a measure of a security's average life that reflects the present value of the security's cash flow. Prices of securities with longer durations will fluctuate more in response to changes in interest rates. A duration of 5, for example, means the price of the bond will change by approximately 5% for a 1% change in yield.

United States Government Security is a debt security issued by the United States or any of its agencies or instrumentalities such as the Government National Mortgage Association.
--------------------------------------------------------------------------------

Investment Goal

High level of income consistent with maximum credit protection and moderate fluctuation in principal value.

Principal Investment Strategy

Under normal circumstances, at least 80 percent of Government Bond Fund's (the "Fund") portfolio holdings will be fixed and variable rate U.S. Government Securities, including zero coupon bonds issued or guaranteed by the U.S. Treasury and mortgage-backed securities. The Fund invests in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 30 years. The Fund seeks to moderate fluctuations in the price of its shares by structuring maturities of its investment portfolio in order to maintain a duration between 75 percent and 125 percent of the duration of the Lehman Brothers Intermediate Government Bond Index.

Principal Risks of Investing in the Fund

You could lose money on your investment in the Fund and the Fund could under-perform other investments. The principal risks of investing in the Fund include:

o The Fund's share price, yield and total return could fluctuate in response to bond market movements

o The value of most bonds could fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls

o The default of an issuer could leave the Fund with unpaid interest or principal. In this regard, it is important to note that entities such as Freddie Mac, Fannie Mae and FHLB, although chartered or sponsored by Congress, are not funded by the U.S. Government and the debt and/or mortgage-backed securities issued by them are neither guaranteed nor insured by the U.S. Government

o The Fund may invest in mortgage-backed and other similar securities. A decline in interest rates may result in losses in these securities' values and a reduction in their yields as the holders of the assets backing the securities prepay their debts

o     The Adviser's judgment as to the value of a bond proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

o     You seek income

o     You are pursuing a long-term goal

The Fund may not be appropriate for you if:

o You want an investment that pursues market trends or focuses only on particular sectors or industries

o     You are pursuing a short-term goal or investing emergency reserves

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Government Bond Fund

The following chart shows the annual total return of the Fund for each full calendar year the Fund has operated.

[THE FOLLOWING WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

1999            -2.39%
2000            12.12%
2001             6.81%
2002             7.96%
2003             0.90%
2004             1.82%

During the period shown in the chart, the highest quarterly return was 5.37% (for the quarter ended September 2001) and the lowest return was -0.69% (for the quarter ended June 1999).

The following table compares the Fund's average annual total returns as of December 31, 2003, to the Lehman Brothers Intermediate Government Bond Index and Lehman Brothers U.S. Government Bond Index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. In certain cases the figure representing "Return After Taxes on Distributions" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown. Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.

------------------------------------------------------------------------------------------------------------
                                                                                                   Since
Government Bond Fund                                                 1 Year        5 Year       Inception(1)
------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                              1.82%         5.84%          5.10%
     Return After Taxes on Distributions                              0.84%         4.30%          3.34%
     Return After Taxes on Distributions and Sale of Fund Shares      1.18%         4.08%          3.28%
------------------------------------------------------------------------------------------------------------
                                                                                                   Since
Lehman Brothers Intermediate Government Bond Index(2)                1 Year        5 Year       Inception(1)
------------------------------------------------------------------------------------------------------------
     (reflects no deduction for fees, expenses or taxes)              2.32%         6.57%          5.93%
------------------------------------------------------------------------------------------------------------

(1)   Since March 31, 1998.

(2) The Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof. One cannot invest directly in the index.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                           None
Maximum Deferred Sales Charge (Load)                                       None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions            None
Redemption Fee                                                             None
Exchange Fee                                                               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses(1) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                           0.35%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses                                                            0.71%
     Miscellaneous                                          0.46%
     Total Annual Fund Operating Expenses                                 1.31%
Expense Reimbursements(2)                                                 -.29%
Net Expenses                                                              1.02%
--------------------------------------------------------------------------------

(1) Based on amounts incurred during the Fund's fiscal year ended December 31, 2004, as stated as a percentage of net assets.

(2) Actual total expenses will not exceed 1.00% because Adviser's contract with the Fund requires it to pay Fund expenses to maintain total annual Fund operating expenses at 1.00% through December 31, 2004, and to inform the Fund prior to that date, if the commitment is to continue.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in the Fund, a 5 percent annual return, that the Fund's operating expenses remain the same as stated in the table above (before waivers and reimbursements) and reinvestment of all distributions and redemption at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
 1 Year               3 Years                5 Years               10 Years
--------------------------------------------------------------------------------
  $133                 $415                   $718                  $1,579
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the Fund is to provide a high level of income consistent with maximum credit protection and moderate fluctuation in principal value. There is no assurance that the Fund will achieve this objective.

Principal Investment Strategies

Under normal circumstances, at least 80 percent of the Fund's portfolio holdings will be fixed and variable rate U.S. Government Securities, including zero coupon bonds issued or guaranteed by the U.S. Treasury and mortgage-backed securities. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may not invest more than 25 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10 percent of its total assets in the securities of any other issuer.

The Fund invests in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 30 years. The Fund seeks to moderate fluctuations in the price of its shares by structuring maturities of its investment portfolio in order to maintain a duration between 75 percent and 125 percent of the duration of the Lehman Brothers Intermediate Government Bond Index which was 3.66 years as of December 31, 2004.

Principal Investment Risks

GENERALLY. There is no assurance that the Fund will achieve its investment objective, and the Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth less than its original value. The Fund, by itself, does not provide a complete investment program.

All investments made by the Fund have some risk. Among other things, the market value of any security in which the Fund may invest is based upon the market's perception of value and not necessarily the par value of an issuer or other objective measure of the issuer's worth.

The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the fixed income securities in which this Fund invests. For a Fund investing in mortgage-backed and similar securities, there is also the risk that a decline in interest rates may result in holders of the assets backing the securities to prepay their debts, resulting in potential losses in these securities' value and yield. Alternatively, rising interest rates may reduce the amount of prepayments on the assets backing these securities, causing the Fund's average maturity to rise and increasing the Fund's potential for losses in value.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in securities issued by the U.S. Government, cash or cash equivalents such as high quality money market instruments. As a result, the Fund may be unable to achieve its investment objective.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

The business of Memorial Funds (the "Trust") and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and all other series of the Trust and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Trustees, as well as executive officers, may be found in the Statement of Additional Information ("SAI").

Adviser

Parkway Advisors, L.P. ("Parkway Advisors" or "Adviser"), 6550 Directors Parkway, Abilene, Texas 79606, serves as investment adviser to the Fund. Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of sub-advisers.

The Advisory Agreement between the Trust and the Adviser was approved by shareholders on November 29, 2002; and, continuation was approved by the Board on November 16, 2004. For its services, the Adviser receives an advisory fee at an annual rate of 0.50% of the average daily net assets of the Fund. The Agreement also provided that the Adviser has agreed to cap expenses for one year and thereafter if continued by the Adviser. The Adviser has continued its commitment to cap Fund expenses.

Parkway Advisors is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, Parkway Advisors was the investment management department of a related insurance company responsible for the management of assets for over 13 years. The investment management department spun out of the insurance company, organized Parkway Advisors in April of 2001 and has been registered with the SEC as an investment adviser since May 16, 2001. It manages client portfolios with assets in excess of $530 million. Carl C. Peterson is its CEO & Principal, Theron R. Holladay, CFA is the VP & Chief Investment Officer and Paul B. Ordonio, Esq. is VP / Counsel & Chief Compliance Officer. They are responsible for management of operations, portfolios and oversight of the sub-advisers.

Portfolio Management Team

The Fund is managed by a team. The portfolio investment team consists of Carl C. Peterson and Theron R. Holladay. They have been with the Adviser since inception and worked together with its predecessor operation. They are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Peterson and Holladay are Registered Representatives of the Fund's principal underwriter/ distributor since January 2003 so that they may participate in efforts to market the Fund.

The Statement of Additional Information dated May 1, 2005, supplements this prospectus. It provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers ownership of Fund shares.

SEC Exemptive Order

The Trust and the Adviser are applying for an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval. The exemptive order would also permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers' fees only in the aggregate for the Fund.

Prior to October 2002 the Trust operated under an exemptive order covering sub-adviser matters. With the October 1, 2002, change in investment advisers, the Trust could no longer utilize the exemptive order. On November 29, 2002, shareholders instructed management to submit an application for an exemptive order on the same terms and conditions as the prior order. On October 23, 2003, the SEC proposed Rule 15a-5 under the Investment Company Act of 1940 that would allow funds to operate under conditions like those in the application for an exemptive order. The SEC staff has been advised that the Trust and the Adviser wish to proceed with the application and that they have added a condition to the application providing that any exemptive order will terminate if and when Rule 15a-5 is adopted. In January 2005 the SEC staff provided comments on the application for exemption. There is no assurance that exemptive relief will be granted.

Investment Consultant

To assist it in carrying out its responsibilities, the Adviser has retained Alpha Consulting Group (part of Wachovia Securities LLC), 201 Main Street, Suite 1700, Fort Worth, Texas 76102. Wachovia Securities provides data regarding, and analyses of, Adviser and sub-adviser performance with which the Adviser and the Board can monitor and evaluate the performance of the Fund and the Adviser or sub-adviser. Wachovia Securities may also make sub-adviser recommendations to the Adviser as required.

Other Service Providers

Citco Mutual Fund Distributors, Inc. (the "Distributor"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, is the sole distributor of shares of the Fund. The Distributor is a Delaware corporation, a broker-dealer registered with the SEC, and a member of the National Association of Securities Dealers. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. ("CMFS"), a full service U.S. mutual fund back office servicing company which provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

Shareholder Service and Distribution Plan

In 1999, the Trust adopted a shareholder service plan permitting the Trust to compensate financial institutions for acting as shareholder servicing agents for their customers (non-distribution activities). Under this plan, the Trust entered into an agreement with Parkway Advisors Group, Inc. ("PAGI"), a company under common ownership and control with the Adviser, pursuant to which PAGI performed certain shareholder services not provided by the Trust's transfer agent or administrator. The plan agreement authorized fees at an annual rate of
0.25 percent of the aggregate average daily net asset value of the shares of the Fund owned by investors for which PAGI maintains a servicing relationship.

On January 30, 2004, shareholders of the Fund approved conversion of the 1999 plan into a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This 2004 plan authorizes the payment of fees at an annual rate of 0.25 percent of the aggregate average daily net assets of the Fund for non-distribution and distribution activities, activities primarily intended to result in the sale of Fund shares, directly or through other persons. Like the 1999 plan, because fees under the 2004 plan are paid out of Fund assets on an on-going basis, overtime these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fund Expenses

The Fund pays for all of its expenses. The Fund's expenses are comprised of expenses attributable to the Fund as well as expenses that are allocated among the three series of the Trust. Any waiver would have the effect of increasing the Fund's performance for the period during which the waiver was in effect.

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

General Information

How to Contact the Fund

Write to us at:
   Memorial Funds
   6550 Directors Parkway
   Abilene, Texas 79606

Overnight Address:
   Memorial Funds
   6550 Directors Parkway
   Abilene, Texas 79606

Distributor:
   Citco Mutual Fund Services, Inc.
   83 General Warren Boulevard, Suite 200
   Malvern, Pennsylvania  19355

Telephone us Toll-Free at:
   (888) 263-5593

Wire investments (or ACH payments) to:
   Wachovia Bank N A
   ABA# 031201467
   F/C Citco Mutual Fund Distributors, Inc

   For Credit to:
   A/C# 2000021334711

   For Further Credit to:
   The Memorial Funds -
     Government Bond Fund
   (Your Name)
   (Your Account Number)

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase and sell shares at the net asset value of a share or NAV next calculated after the transfer agent receives your completed application. If the transfer agent receives your completed application prior to 4:00 p.m., your transaction will be priced at that day's NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED. The Fund calculates its NAV as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) on each weekday except days when the Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the Exchange closes early. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. Securities for which market quotations are readily available are valued using the official closing price. If market quotations are not readily available, the Fund values securities at fair value, as determined by the Board.

TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

Buying Shares

HOW TO MAKE PAYMENTS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

o Checks. For individual, sole proprietorship, joint and Uniform Gifts to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Memorial Funds" or to one or more owners of the account and endorsed to "Memorial Funds." For all other accounts, the check must be made payable on its face to "Memorial Funds." No other method of check payment is acceptable (for instance, you may not pay by travelers check).

o Purchases by Automated Clearing House ("ACH"). This service allows you to purchase additional shares through an electronic transfer of money from your checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (888) 263-5593 to request an ACH transaction.

o Wires. Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

o IRA Accounts. Please note that a different procedure is used for opening Individual Retirement Accounts (IRA's). Please call Citco Mutual Fund Services, Inc. (the "Transfer Agent") at (888) 263-5593 for details. The Transfer Agent will charge $25 against a shareholder's account for any check returned for insufficient funds.

MINIMUM INVESTMENTS. The minimum initial investment for the Fund is $2,000. There is no minimum additional investment.

Management of the Fund may choose to waive the initial investment minimum.

Account Requirements

Type of Account                                              Requirement
----------------------------------------------------------------------------------------------------------------------
Individual, Sole Proprietorship and Joint Accounts           o  Instructions must be signed by all persons
                                                                required to sign exactly as their names appear on
                                                                the account.
Individual accounts are owned by one person,
as are sole proprietorship accounts. Joint
accounts have two or more owners (tenants).

----------------------------------------------------------------------------------------------------------------------
Gifts or Transfers to a Minor (UGMA, UTMA)                   o  Depending on state laws, you can set up a custodial
                                                                account under the UGMA or the UTMA.

These custodial accounts provide a way to give               o  The custodian must sign instructions in a manner
money to a child and obtain tax benefits.                       indicating custodial capacity.

----------------------------------------------------------------------------------------------------------------------
Business Entities                                            o  Submit a Corporate/Organization Resolution form or
                                                                similar document.

----------------------------------------------------------------------------------------------------------------------
Trusts                                                       o  The trust must be established before an account can be
                                                                opened.

                                                             o  Provide a certified trust document, or the pages from
                                                                the trust document that identify the trustees.

----------------------------------------------------------------------------------------------------------------------

Investment Procedures

How to Open an Account                                        How to Add to Your Account
----------------------------------------------------------------------------------------------------------------------
By Check                                                      By Check

o  Call or write us for an account application                o  Fill out an investment slip from a confirmation
   (and a Corporate/Organization Resolution                      statement or write us a letter
   form, if applicable)

o  Complete the application (and resolution                   o  Write your account number on your check
   form)

o  Mail us your application (and resolution                   o  Mail us the slip (or your letter) and a check
     form) and a check

----------------------------------------------------------------------------------------------------------------------
By Wire                                                        By Wire

o  Call or write us for an account application                 o  Call to notify us of your incoming wire
   (and a Corporate/Organization Resolution
   form, if applicable)                                        o  Instruct your bank to wire your money to us

o Complete the application (and resolution form)

o Call us to fax the completed application (and resolution form) and we will assign you an account number

o  Mail us your original application

o  Instruct your bank to wire your money to us

----------------------------------------------------------------------------------------------------------------------
By ACH Payment                                                By Systematic Investment

o  Call or write us for an account application                o  Complete the Systematic Investment section of the
   (and a Corporate/Organization Resolution                      application
   form, if applicable)

o  Complete the application (and resolution                   o  Attach a voided check to your application
   form)

o  Call us to fax the completed application (and              o  Mail us the completed application and the
   resolution  form)  and we will  assign  you an                voided check
   account number

o  Mail us your original application (and
   resolution form)

o  Make an ACH payment

----------------------------------------------------------------------------------------------------------------------

SYSTEMATIC INVESTMENTS. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES. The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year).

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account in any Fund) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. The Fund will redeem your shares when the redemption request is received; but, if you recently purchased your shares by check and the Fund has not yet collected payment for those shares, your redemption proceeds may be released when the Fund is reasonably satisfied that the check has cleared, which may take up to 15 calendar days.

--------------------------------------------------------------------------------
How to Sell Shares from Your Account
--------------------------------------------------------------------------------

By Mail

      o     Prepare a written request including:

            >>    Your name(s) and signature(s)

            >>    Your account number

            >>    The Fund name

            >>    The dollar amount or number of shares you want to sell

            >>    How and where to send your proceeds

      o     Obtain a signature guarantee (if required)

      o     Obtain other documentation (if required)

      o     Mail us your request and documentation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Sell Shares from Your Account
--------------------------------------------------------------------------------

By Wire

o Wire requests are only available if you provided bank account information on your account application and your request is for $5,000 or more

o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR

o     Mail us your request (See "By Mail")

--------------------------------------------------------------------------------

By Telephone

      o Call us with your request (unless you declined telephone redemption privileges on your account application)

      o     Provide the following information:

            >>    Your account number

            >>    Exact name(s) in which the account is registered

            >>    Additional form of identification

      o     Your proceeds will be:

            >>    Mailed to you OR

            >> Wired to you (unless you did not provide bank account information on your account application) (See "By Wire")
--------------------------------------------------------------------------------

Systematically

      o     Complete the systematic withdrawal section of the application

      o     Attach a voided check to your application

      o     Mail us your completed application
--------------------------------------------------------------------------------

TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

WIRE REDEMPTIONS. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may redeem by wire is $5,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

IRA REDEMPTIONS. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

SYSTEMATIC WITHDRAWAL. If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o     Written requests to redeem $100,000 or more

o     Changes to a shareholder's record name

o Redemption from an account for which the address or account registration has changed within the last 30 days

o Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record

o Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours

o Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

SMALL ACCOUNTS. If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount requested is large enough to affect the Fund's operations (for example, if it represents more than 1 percent of the Fund's assets).

LOST ACCOUNTS. The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the transfer agent will be reinvested and the checks will be canceled.

Exchange Privileges

You may sell your Fund shares and buy shares of any other series of the Memorial Funds, also known as an exchange, by telephone or in writing. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS. You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

--------------------------------------------------------------------------------
How to Exchange
--------------------------------------------------------------------------------

By Mail

      o     Prepare a written request including:

            >>    Your name(s) and signature(s)

            >>    Your account number

            >>    The names of the funds you are exchanging

            >> The dollar amount or number of shares you want to sell (and exchange)

      o If opening a new account, complete an account application if you are requesting different shareholder privileges

      o     Mail us your request and documentation

By Telephone

      o Call us with your request (unless you declined telephone redemption privileges on your account application)

      o     Provide the following information:

            >>    Your account number

            >>    Exact name(s) in which account is registered

            >>    Additional form of identification

Market Timing

Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive fund expenses higher, may increase taxable capital gains, and may harm fund performance (diluting the value of fund shares held by long-term investors).

It is the Trust's policy to strongly discourage abusive short-term trading or market timing in the Trust's funds. This policy and related procedures are designed to reduce, to the extent possible, investors from using the Fund for abusive short-term trading or market timing. To minimize harm to the Fund and its shareholders, the Trust reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Trust believes are made on behalf of persons engaging in excessive shot-term trading.

Service providers to the Trust (primarily the Adviser and the transfer agent) are subject to this policy and will assist the Trust in undertaking steps necessary to implement this policy and related procedures. Trust service providers will assist the Trust in monitoring selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the service providers believe a shareholder has engaged in abusive trading practices, they will inform the Trust's Chief Compliance Officer and may, after consultation with or at the discretion of the Trust's Chief Compliance Officer, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

The ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers and the like is limited, as trading platforms, brokers, and retirement plan administrators often maintain the underlying shareholder transactions and do not disclose to the Trust or its service providers individual shareholder transaction information. If the Trust believes abusive short-term trading is being conducted through or by a financial intermediary on an omnibus basis, any transactions processed through that same financial intermediary may be rejected in whole or in part. Transactions processed or submitted by a financial intermediary on an omnibus basis in violation of the Trust's policy are not deemed accepted by the Trust and may be cancelled or revoked.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Distributions

The Fund declares distributions from net investment income daily and pays those distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares of the Fund. Distributions may also be subject to state and local taxes.

If you purchase shares shortly before the Fund makes a distribution, you are taxed on the distribution even though the distribution may represent a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund may be required to withhold Federal income tax at the rate of 30 percent of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year shortly after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by Cohen McCurdy, Ltd. for the year ended December 31, 2004, by McCurdy and Associates CPA's, Inc. for the year ended December 31, 2003, and by KPMG LLP for the years ended December 31, 2000 through December 31, 2002. The Fund's financial statements and the auditors' report are included in the Annual Report, which is available upon request, without charge.

----------------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended
----------------------------------------------------------------------------------------------------------------------------
                                            12/31/04           12/31/03         12/31/02         12/31/01       12/31/00
----------------------------------------------------------------------------------------------------------------------------
Selected Data for a Single Share
Beginning Net Asset Value                    $10.40             $10.64           $10.27           $10.09          $9.50
Income From Investment Operations
   Net investment income                       0.28               0.33             0.43             0.50           0.53
   Net gain (loss) on securities
   (realized and unrealized)                  -0.09              -0.24             0.37             0.17           0.59
Total From Investment Operations               0.19               0.09             0.80             0.67           1.12
Less Distributions
   From net investment income                 -0.29              -0.33            -0.43            -0.49          -0.53
   From capital gain                             --                 --               --               --             --
Total Distributions                           -0.29              -0.33            -0.43            -0.49          -0.53
Ending Net Asset Value                       $10.30             $10.40           $10.64           $10.27         $10.09
----------------------------------------------------------------------------------------------------------------------------
Other Information
Ratios to Average Net Assets
   Expenses                                    1.02%              1.00%            0.95%            0.86%          0.75%
   Expenses (gross)                            1.31%              1.69%            1.71%            1.08%          0.87%
   Net investment income                       2.73%              3.11%            4.13%            4.93%          5.51%
Total Return (1)                               1.82%              0.90%            7.96%            6.81%         12.12%
Portfolio Turnover Rate                          40%                82%              43%             118%            50%
Net Assets at End of Period (in
thousands)                                  $43,689            $20,170          $18,710          $17,058        $40,501
----------------------------------------------------------------------------------------------------------------------------

(1) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return would have been lower had certain expenses not been reduced during the period shown.

--------------------------------------------------------------------------------
                    NOTICE OF PRIVACY POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

At Memorial Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell client information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

o Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

o     The Fund's investment adviser; and

o     Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of client information.

Memorial Funds consider privacy a fundamental right of clients and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.

                               (Inside Back Cover)

                           Annual/Semi-Annual Reports

                  Each Fund will provide annual and semi-annual
              reports to shareholders that will provide additional
               information about the Fund's investments. In each
            Fund's annual report, you will find a discussion of the
                market conditions and investment strategies that
             significantly affected the Fund's performances during
                            their last fiscal year.

                   Statement of Additional Information ("SAI")

                The SAI provides more detailed information about
                                   each Fund.

                              Contacting the Funds

              You can get free copies of both reports and the SAI,
              request other information and discuss your questions
                about each Fund by contacting your broker or the
                                   Funds at:

                                 MEMORIAL FUNDS
                             6550 Directors Parkway
                              Abilene, Texas 79606
                                 (888) 263-5593

                 Securities and Exchange Commission Information

                You can also review each Fund's reports, SAI and
                 other information about the Fund at the Public
                 Reference Room of the Securities and Exchange
                   Commission ("SEC"). The scheduled hours of
                 operation of the Public Reference Room may be
               obtained by calling the SEC at (202) 942-8090. You
               can get copies of this information, for a fee, by
                          e-mailing or by writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: public info@sec.gov

         Free copies of the reports and SAI are available from the SEC's
                         Web site at: http://www.sec.gov

                    Investment Company Act File No. 811-08529


                                     [LOGO]
                                    MEMORIAL
                                     FUNDS

                              Government Bond Fund

                               Growth Equity Fund

                                Value Equity Fund




                                 MEMORIAL FUNDS
                               6550 DIRECTORS PKWY
                                ABILENE, TX 79606

                              C/O CITCO MUTUAL FUND
                                 SERVICES, INC.
                                83 GENERAL WARREN
                                    BOULEVARD
                                    SUITE 200
                                MALVERN, PA 19355
                                 (888) 263-5593

                                     [LOGO]
                                    MEMORIAL
                                     FUNDS


                                   PROSPECTUS


                                   May 1, 2005


                               Growth Equity Fund


           The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this
                      prospectus is accurate or complete.
            Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------------------------
                                           TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------
RISK/RETURN SUMMARY..............................................................................1

PERFORMANCE......................................................................................2

FEE TABLE........................................................................................3

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS.......................4

MANAGEMENT.......................................................................................5

YOUR ACCOUNT.....................................................................................9

   GENERAL INFORMATION...........................................................................9

   BUYING SHARES................................................................................10

   SELLING SHARES...............................................................................12

   EXCHANGE PRIVILEGES..........................................................................15

OTHER INFORMATION...............................................................................16

FINANCIAL HIGHLIGHTS............................................................................17

NOTICE OF PRIVACY POLICIES AND PROCEDURES........................................INSIDE BACK COVER

FOR MORE INFORMATION....................................................................BACK COVER

   TYPES OF INFORMATION.................................................................BACK COVER

   WHERE YOU CAN GET THIS INFORMATION...................................................BACK COVER

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONCEPTS TO UNDERSTAND

Growth Investing means to invest in stocks of companies that have exhibited faster than average earnings growth over the past few years and are expected to continue to show high levels of profit growth.


Common Stock is ownership shares in a corporation that are sold initially by the corporation and then traded by investors.

Market Capitalization of a company means the value of the company's common stock in the stock market.
--------------------------------------------------------------------------------

Investment Goal

Long-term capital appreciation.

Principal Investment Strategy

Growth Equity Fund (the "Fund") uses a "growth investing" style by investing under normal circumstances at least 80 percent of its assets in the common stock of domestic companies that its sub-adviser believes have superior growth potential and fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund only invests in companies that have a minimum market capitalization of $250 million at the time of purchase, and seeks to maintain a minimum average weighted market capitalization of $5 billion.

Principal Risks of Investing in the Fund

You could lose money on your investment in the Fund and the Fund could under-perform other investments. The principal risks of investing in the Fund include:

o     The stock market goes down

o The stock market continues to undervalue the stocks in the Fund's portfolio

o     The sub-adviser's judgment as to the value of a stock proves to be wrong

o     The Fund's particular investment style falls out of favor with the market

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

o You are willing to tolerate significant changes in the value of your investment

o     You are pursuing a long-term goal

o     You are willing to accept higher short-term risk

The Fund may not be appropriate for you if:

o You want an investment that pursues market trends or focuses only on particular sectors or industries

o     You need regular income or stability of principal

o     You are pursuing a short-term goal or investing emergency reserves

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Growth Equity Fund

The following chart shows the annual total return of the Fund for each full calendar year the Fund has operated.

[THE FOLLOWING WAS A DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

1999            24.44%
2000            -5.66%
2001           -15.82%
2002           -20.72%
2003            20.20%
2004             4.11%

During the period shown in the chart, the highest quarterly return was 16.32% (for the quarter ended December 1999) and the lowest return was -15.20% (for the quarter ended March 2001).

The following table compares the Fund's average annual total returns as of December 31, 2004, to the S&P 500 Index and the Russell 1000 Growth Index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax. We did not take into consideration state or local income taxes. In certain cases the figure representing "Return After Taxes on Distributions" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown. Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.

------------------------------------------------------------------------------------------------------------------------
                                                                                                                Since
                                                                               1 Year          5 Year       Inception(1)
Growth Equity Fund
------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                                       4.11%          -4.66%            2.56%
      Return After Taxes on Distributions                                       4.08%          -5.77%             .80%
      Return After Taxes on Distributions and Sale of Fund Shares               2.71%          -4.06%            1.46%
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (2)
------------------------------------------------------------------------------------------------------------------------
     (reflects no deduction for fees, expenses or taxes)                         10.88%        -2.30%           3.05%
------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index (3)
------------------------------------------------------------------------------------------------------------------------
     (reflects no deduction for fees, expenses or taxes)                        6.30%          -9.29%           -.10%
------------------------------------------------------------------------------------------------------------------------

(1)   Since March 30, 1998.

(2) The S&P 500(R) Index is the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock. The index figures assume reinvestment of all dividends paid by stocks included in the index. One cannot invest directly in the index. While both the S&P 500 Index and the Russell 1000 Growth Index are shown, the sub-adviser believes that the S&P 500 Index more accurately represents the Fund's industry diversification, capitalization range and risk characteristics.

(3) The Russell 1000 Growth Index tracks stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in the index.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                           None
Maximum Deferred Sales Charge (Load)                                       None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions            None
Redemption Fee                                                             None
Exchange Fee                                                               None

--------------------------------------------------------------------------------
Annual Fund Operating Expenses(1) (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                           0.50%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses                                                            0.94%
     Miscellaneous                                        .69%
     Total Annual Fund Operating Expenses                                 1.69%
Expense Reimbursements(2)                                                 -.44%
Net Expenses                                                              1.25%

(1) Based on amounts incurred during the Fund's fiscal year ended December 31, 2004, as stated as a percentage of net assets.

(2) Actual total expenses will not exceed 1.25% because Adviser's contract with the Fund requires it to pay Fund expenses to maintain total annual Fund operating expenses at 1.25% through December 31, 2004, and to inform the Fund prior to that date, if the commitment is to continue.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in the Fund, a 5 percent annual return, that the Fund's operating expenses remain the same as stated in the table above (before waivers and reimbursements) and reinvestment of all distributions and redemptions at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
   1 Year             3 Years               5 Years               10 Years
--------------------------------------------------------------------------------
    $172               $533                  $918                  $1,998

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund will achieve this objective.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal circumstances at least 80 percent of its assets in the common stock of domestic companies. For purposes of this policy, assets means net assets plus borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund only invests in companies having a minimum market capitalization of $250 million at the time of purchase, and seeks to maintain a minimum average weighted market capitalization of $5 billion.

The Fund invests in the securities of issuers that its sub-adviser believes have superior growth potential and fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund may invest in the securities of companies whose growth potential is, in the sub-adviser's opinion, generally unrecognized or misperceived by the market. The sub-adviser may also look to changes in a company that involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between the company's share price and takeover/asset value.

Principal Investment Risks

GENERALLY. There is no assurance that the Fund will achieve its investment objective, and the Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth less than its original value. The Fund, by itself, does not provide a complete investment program.

All investments made by the Fund have some risk. Among other things, the market value of any security in which the Fund may invest is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of the issuer's worth.

The Fund may be an appropriate investment if you are seeking long-term growth in your investment, and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style for the Fund could fall out of favor with the market. In other words, if investors lose interest in "growth" stocks, then the net asset value of the Fund could also decrease.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in securities issued by the U.S. Government, cash or cash equivalents such as high quality money market instruments. As a result, the Fund may be unable to achieve its investment objective.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

The business of Memorial Funds (the "Trust") and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and all other series of the Trust and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Trustees, as well as executive officers, may be found in the Statement of Additional Information ("SAI").

Adviser

Parkway Advisors, L.P. ("Parkway Advisors" or "Adviser"), 6550 Directors Parkway, Abilene, Texas 79606, serves as investment adviser to the Fund. Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of sub-advisers.

The Advisory Agreement between the Trust and the Adviser was approved by shareholders on November 29, 2002, and continuation was approved by the Board on November 16, 2004. For its services, the Adviser receives an advisory fee at an annual rate of 0.50% of the average daily net assets of the Fund. The Agreement also provided that the Adviser has agreed to cap expenses for one year and thereafter if continued by the Adviser. The Adviser has continued its commitment to cap Fund expenses.

Parkway Advisors is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, Parkway Advisors was the investment management department of a related insurance company responsible for the management of assets for over 13 years. The investment management department spun out of the insurance company, organized Parkway Advisors in April of 2001 and has been registered with the SEC as an investment adviser since May 16, 2001. It manages client portfolios with assets in excess of $530 million. Carl C. Peterson is its CEO & Principal, Theron R. Holladay, CFA is the VP & Chief Investment Officer and Paul B. Ordonio, Esq. is VP / Counsel & Chief Compliance Officer. They are responsible for management of operations, portfolios and oversight of the sub-advisers.

Sub-adviser/Portfolio Manager

The Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the sub-adviser and recommend its hiring, termination and replacement. The Adviser has entered into an investment sub-advisory agreement with Davis Hamilton Jackson & Associates, L.P. ("DHJA"), under which DHJA serves as the Fund's sub-adviser. The Adviser has retained DHJA to render advisory services and make daily investment decisions for the Fund. The day-to-day management of the Fund is performed by a portfolio manager employed by the sub-adviser to the Fund. The sub-adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The sub-adviser for the Fund and its portfolio manager's business experience and educational background follow:

DAVIS HAMILTON JACKSON & ASSOCIATES, L.P. DHJA at 5 Houston Center, 1401 McKinney, Suite 1600, Houston, Texas 77010, manages the portfolio of Growth Equity Fund. DHJA currently manages approximately $3.5 billion for institutions and high net worth individuals and invests primarily in domestic equity securities. Mr. Robert C. Davis is the Fund's portfolio manager. Mr. Davis is a co-founder, principal and member of the executive committee of DHJA which was formed in 1988. He has been in portfolio management since 1969. Prior to founding DHJA, he was President and Managing Director of Citicorp Investment Management, Inc. Mr. Davis holds a Masters in Arts in Economics from the University of Texas at Arlington.

The Statement of Additional Information dated May 1, 2005, supplements this prospectus. It provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers ownership of Fund shares.

The Sub-Advisory Agreement between the Trust, the Adviser and DHJA was approved by shareholders on November 29, 2002, and continuation was approved by the Board on November 16, 2004. For its services, DHJA will receive an advisory fee from the Adviser at an annual rate of 0.30% of the Fund's average daily net assets.

SEC Exemptive Order

The Trust and the Adviser are applying for an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval. The exemptive order would permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers' fees only in the aggregate for the Fund.

Prior to October 2002 the Trust operated under an exemptive order covering sub-adviser matters. With the October 1, 2002, change in investment advisers, the Trust could no longer utilize the exemptive order. On November 29, 2002, shareholders instructed management to submit an application for an exemptive order on the same terms and conditions as the prior order. On October 23, 2003, the SEC proposed Rule 15a-5 under the Investment Company Act of 1940 that would allow funds to operate under conditions like those in the application for an exemptive order. The SEC staff has been advised that the Trust and the Adviser wish to proceed with the application and that they have added a condition to the application providing that any exemptive order will terminate if and when Rule 15a-5 is adopted. In January 2005 the SEC staff provided comments on the application for exemption. There is no assurance that exemptive relief will be granted.

Investment Consultant

To assist it in carrying out its responsibilities, the Adviser has retained Alpha Consulting Group (part of Wachovia Securities LLC), 201 Main Street, Suite 1700, Fort Worth, Texas 76102. Wachovia Securities provides data regarding, and analyses of, Adviser and sub-adviser performance with which the Adviser and the Board can monitor and evaluate the performance of the Fund and the Adviser or sub-adviser. Wachovia Securities may also make sub-adviser recommendations to the Adviser as required.

Other Service Providers

Citco Mutual Fund Distributors, Inc. (the "Distributor"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, is the sole distributor of shares of the Fund. The Distributor is a Delaware corporation, a broker-dealer registered with the SEC, and a member of the National Association of Securities Dealers. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. ("CMFS"), a full service U.S. mutual fund back office servicing company, provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

Shareholder Service and Distribution Plan

In 1999 the Trust adopted a shareholder service plan permitting the Trust to compensate financial institutions for acting as shareholder servicing agents for their customers (non-distribution activities). Under this plan, the Trust entered into an agreement with Parkway Advisors Group, Inc. ("PAGI"), a company under common ownership and control with the Adviser, pursuant to which PAGI performed certain shareholder services not provided by the Trust's transfer agent or administrator. The plan agreement authorized fees at an annual rate of
0.25 percent of the aggregate average daily net asset value of the shares of the Fund owned by investors for which PAGI maintains a servicing relationship.

On January 30, 2004, shareholders of the Fund approved conversion of the 1999 plan into a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This 2004 plan authorizes the payment of fees at an annual rate of 0.25 percent of the aggregate average daily net assets of the Fund for non-distribution and distribution activities, activities primarily intended to result in the sale of Fund shares, directly or through other persons. Like the 1999 plan, because fees under the 2004 plan are paid out of Fund assets on an on-going basis, overtime these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fund Expenses

The Fund pays for all of its expenses. The Fund's expenses are comprised of expenses attributable to the Fund as well as expenses that are allocated among the three series of the Trust. Any waiver would have the effect of increasing the Fund's performance for the period during which the waiver was in effect.

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

General Information

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase and sell shares at the net asset value of a share or NAV next calculated after the transfer agent receives your completed application. If the transfer agent receives your completed application prior to 4:00 p.m., your transaction will be priced at that day's NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

--------------------------------------------------------------------------------
HOW TO CONTACT THE FUND

Write to us at:
       Memorial Funds
       6550 Directors Parkway
       Abilene, Texas 79606

Overnight Address:
       Memorial Funds
       6550 Directors Parkway
       Abilene, Texas 79606

Distributor:
       Citco Mutual Fund Distributor, Inc.
       83 General Warren Blvd, Suite 200
       Malvern, Pennsylvania  19355

Telephone us Toll-Free at:
       (888) 263-5593

Wire investments (or ACH payments) to:
Wachovia Bank N A
ABA# 031201467
F/C Citco Mutual Fund Distributors, Inc

For Credit to:
A/C# 2000021334711

For Further Credit to:
The Memorial Funds -

For Further Credit to:
       The Memorial Funds - Growth
       Equity Fund
       (Your Name)
       (Your Account Number)
--------------------------------------------------------------------------------

WHEN AND HOW NAV IS DETERMINED. The Fund calculates its NAV as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time) on each weekday except days when the Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the Exchange closes early. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. Securities for which market quotations are readily available are valued using the official closing price. If market quotations are not readily available, the Fund values securities at fair value, as determined by the Board.

TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

Buying Shares

HOW TO MAKE PAYMENTS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

      o Checks. For individual, sole proprietorship, joint and Uniform Gifts to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Memorial Funds" or to one or more owners of the account and endorsed to "Memorial Funds." For all other accounts, the check must be made payable on its face to "Memorial Funds." No other method of check payment is acceptable (for instance, you may not pay by travelers check).

      o Purchases by Automated Clearing House ("ACH"). This service allows you to purchase additional shares through an electronic transfer of money from your checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (888) 263-5593 to request an ACH transaction.

      o Wires. Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

      o IRA Accounts. Please note that a different procedure is used for opening Individual Retirement Accounts (IRA's). Please call Citco Mutual Fund Services, Inc. (the "Transfer Agent") at (888) 263-5593 for details. The Transfer Agent will charge $25 against a shareholder's account for any check returned for insufficient funds.

MINIMUM INVESTMENTS. The minimum initial investment for the Fund is $2,000. There is no minimum additional investment.

Management of the Fund may choose to waive the initial investment minimum.

Account Requirements

-------------------------------------------------------------------------------------------------------------
Type of Account                                                     Requirement
-------------------------------------------------------------------------------------------------------------
Individual, Sole Proprietorship and Joint Accounts                  o  Instructions must be signed by all
                                                                       persons required to sign exactly as
                                                                       their names appear on the account.

Individual accounts are owned by one person, as are sole proprietorship Joint accounts have two or more owners (tenants).

-------------------------------------------------------------------------------------------------------------
Gifts or Transfers to a Minor (UGMA, UTMA)                          o  Depending on state laws, you can set
                                                                       up a custodial account under the
                                                                       UGMA or the UTMA.

These custodial accounts provide a way to give                      o  The custodian must sign instructions
money to a child and obtain tax benefits.                              in a manner indicating custodial
                                                                       capacity.

-------------------------------------------------------------------------------------------------------------
Business Entities                                                   o  Submit a Corporate/Organization
                                                                       Resolution form or similar document.

-------------------------------------------------------------------------------------------------------------
Trusts                                                              o  The trust must be established before
                                                                       an account can be opened.

                                                                    o  Provide a certified trust document, or
                                                                       the pages from the trust document that
                                                                       identify the trustees.

Investment Procedures

-------------------------------------------------------------------------------------------------------------
How to Open an Account                                              How to Add to Your Account
-------------------------------------------------------------------------------------------------------------
By Check                                                            By Check

o  Call or write us for an account application (and a               o  Fill out an investment slip from a
   Corporate/Organization Resolution form, if applicable)              confirmation statement or write us a
                                                                       letter

o  Complete the application (and resolution form)                   o  Write your account number on your
                                                                       check

o  Mail us your application (and resolution form)                   o  Mail us the slip (or your letter) and a
   and a check                                                         check

-------------------------------------------------------------------------------------------------------------
By Wire                                                             By Wire

o  Call or write us for an account application (and a               o  Call to notify us of your incoming wire
   Corporate/Organization Resolution form, if
   applicable)                                                      o  Instruct your bank to wire your money
                                                                       to us
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
How to Open an Account                                              How to Add to Your Account
o  Complete the application (and resolution form)

o Call us to fax the completed application (and resolution form) and we will assign you an account number

o Mail us your original application (and resolution form)

o  Instruct your bank to wire your money to us

-------------------------------------------------------------------------------------------------------------
By ACH Payment                                                      By Systematic Investment

o  Call or write us for an account application (and a               o  Complete the Systematic Investment
   Corporate/Organization Resolution form, if                          section of the application
   applicable)

o  Complete the application (and resolution form)                   o  Attach a voided check to your
                                                                       application

o  Call us to fax the completed application (and                    o  Mail us the completed application and
   resolution form) and we will assign you an                          the voided check
   account number

o Mail us your original application (and resolution form)

o  Make an ACH payment
-------------------------------------------------------------------------------------------------------------

SYSTEMATIC INVESTMENTS. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES. The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year).

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account in any Fund) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. The Fund will redeem your shares when the redemption request is received; but, if you recently purchased your shares by check and the Fund has not yet collected payment for those shares, your redemption proceeds may be released when the Fund is reasonably satisfied that the check has cleared, which may take up to 15 calendar days.

--------------------------------------------------------------------------------
How to Sell Shares from Your Account
--------------------------------------------------------------------------------
By Mail

      o     Prepare a written request including:

            >>    Your name(s) and signature(s)

            >>    Your account number

            >>    The Fund name

            >>    The dollar amount or number of shares you want to sell

            >>    How and where to send your proceeds

      o     Obtain a signature guarantee (if required)

      o     Obtain other documentation (if required)

      o     Mail us your request and documentation
--------------------------------------------------------------------------------
By Wire

      o Wire requests are only available if you provided bank account information on your account application and your request is for $5,000 or more

      o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR

      o     Mail us your request (See "By Mail")
--------------------------------------------------------------------------------
By Telephone

      o Call us with your request (unless you declined telephone redemption privileges on your account application)

      o     Provide the following information:

            >>    Your account number

            >>    Exact name(s) in which the account is registered

            >>    Additional form of identification

      o     Your proceeds will be:

            >>    Mailed to you OR

            >> Wired to you (unless you did not provide bank account information on your account application) (See "By Wire")
--------------------------------------------------------------------------------
Systematically

      o     Complete the systematic withdrawal section of the application

      o     Attach a voided check to your application

      o     Mail us your completed application
--------------------------------------------------------------------------------

TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

WIRE REDEMPTIONS. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may redeem by wire is $5,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

IRA REDEMPTIONS. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

SYSTEMATIC WITHDRAWAL. If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o     Written requests to redeem $100,000 or more

o     Changes to a shareholder's record name

o Redemption from an account for which the address or account registration has changed within the last 30 days

o Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record

o Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours

o Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS. If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount requested is large enough to affect the Fund's operations (for example, if it represents more than 1 percent of the Fund's assets).

LOST ACCOUNTS. The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the transfer agent will be reinvested and the checks will be canceled.

Exchange Privileges

You may sell your Fund shares and buy shares of any other series of the Memorial Funds, also known as an exchange, by telephone or in writing. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS. You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

--------------------------------------------------------------------------------
How to Exchange
--------------------------------------------------------------------------------
By Mail

      o     Prepare a written request including:

            >>    Your name(s) and signature(s)

            >>    Your account number

            >>    The names of the funds you are exchanging

            >> The dollar amount or number of shares you want to sell (and exchange)

      o If opening a new account, complete an account application if you are requesting different shareholder privileges

      o     Mail us your request and documentation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Telephone

      o Call us with your request (unless you declined telephone redemption privileges on your account application)

      o     Provide the following information:

            >>    Your account number

            >>    Exact name(s) in which account is registered

            >>    Additional form of identification
--------------------------------------------------------------------------------

Market Timing

Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive fund expenses higher, may increase taxable capital gains, and may harm fund performance (diluting the value of fund shares held by long-term investors).

It is the Trust's policy to strongly discourage abusive short-term trading or market timing in the Trust's funds. This policy and related procedures are designed to reduce, to the extent possible, investors from using the Fund for abusive short-term trading or market timing. To minimize harm to the Fund and its shareholders, the Trust reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Trust believes are made on behalf of persons engaging in excessive shot-term trading.

Service providers to the Trust (primarily the Adviser and the transfer agent) are subject to this policy and will assist the Trust in undertaking steps necessary to implement this policy and related procedures. Trust service providers will assist the Trust in monitoring selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the service providers believe a shareholder has engaged in abusive trading practices, they will inform the Trust's Chief Compliance Officer and may, after consultation with or at the discretion of the Trust's Chief Compliance Officer, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

The ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers and the like is limited, as trading platforms, brokers, and retirement plan administrators often maintain the underlying shareholder transactions and do not disclose to the Trust or its service providers individual shareholder transaction information. If the Trust believes abusive short-term trading is being conducted through or by a financial intermediary on an omnibus basis, any transactions processed through that same financial intermediary may be rejected in whole or in part. Transactions processed or submitted by a financial intermediary on an omnibus basis in violation of the Trust's policy are not deemed accepted by the Trust and may be cancelled or revoked.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Distributions

The Fund declares and pays distributions from net investment income quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares of the Fund. Distributions may also be subject to state and local taxes.

If you purchase shares shortly before the Fund makes a distribution, you are taxed on the distribution even though the distribution may represent a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund may be required to withhold Federal income tax at the rate of 30 percent of all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year shortly after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by Cohen McCurdy, Ltd. for the year ended December 31, 2004, by McCurdy and Associates CPA's, Inc. for the year ended December 31, 2003, and by KPMG LLP for the years ended December 31, 2000 through December 31, 2002. The Fund's financial statements and the auditors' report are included in the Annual Report, which is available upon request, without charge.

--------------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended
                                                    12/31/04       12/31/03        12/31/02       12/31/01        12/31/00
--------------------------------------------------------------------------------------------------------------------------
Selected Data for a Single Share
Beginning Net Asset Value                             $7.40          $6.16          $7.77           $9.26          $12.50
Income From Investment Operations
  Net investment income                                0.01          -0.01          -0.01              --           -0.01
  Net gain (loss) on securities                        0.29           1.25          -1.60           -1.47           -0.69
  (realized and unrealized)
Total From Investment Operations                       0.30           1.24          -1.61           -1.47           -0.70
Less Distributions
  From net investment income                          -0.01          -0.00(2)          --              --              --
  From capital gain                                      --             --             --           -0.02           -2.54
  Return of capital                                      --             --             --              --              --
Total Distributions                                   -0.01             --             --           -0.02           -2.54
Ending Net Asset Value                                $7.69          $7.40          $6.16           $7.77           $9.26
--------------------------------------------------------------------------------------------------------------------------
Other Information
Ratios to Average Net Assets
  Expenses                                             1.25%          1.25%          1.20%           1.11%           1.00%
  Expenses (gross)                                     1.69%          2.44%          2.64%           1.47%           1.18%
  Net investment income                                0.19%         -0.11%         -0.18%          -0.06%          -0.11%
Total Return (3)                                       4.11%         20.20%        -20.72%         -15.82%          -5.66%
Portfolio Turnover Rate                                  94%            88%            58%             52%             78%
Net Assets at End of Period (in                     $15,841        $13,140         $7,775          $9,289         $29,889
thousands)
--------------------------------------------------------------------------------------------------------------------------

(1)   Distributions per share were $.00055.

(2)   Distributions per share were $.0038.

(3) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return would have been lower had certain expenses not been reduced during the period shown.

--------------------------------------------------------------------------------
                    NOTICE OF PRIVACY POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

At Memorial Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell client information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

o Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

o     The Fund's investment adviser; and

o     Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of client information.

Memorial Funds consider privacy a fundamental right of clients and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.


                               (Inside Back Cover)

                               FOR MORE INFORMATION

                              Annual/Semi-Annual Reports

            Each Fund will provide annual and semi-annual reports to
          shareholders that will provide additional information about the Fund's investments. In each Fund's annual report, you
         will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performances during their last fiscal year.

                     Statement of Additional Information ("SAI")

                   The SAI provides more detailed information
                                about each Fund.

                              Contacting the Funds

              You can get free copies of both reports and the SAI,
           request other information and discuss your questions about each Fund by contacting your broker or the Funds at:

                                 MEMORIAL FUNDS
                             6550 Directors Parkway
                              Abilene, Texas 79606
                                 (888) 263-5593

                    Securities and Exchange Commission Information

             You can also review each Fund's reports, SAI and other
           information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The
           scheduled hours of operation of the Public Reference Room
           may be obtained by calling the SEC at (202) 942-8090. You
        can get copies of this information, for a fee, by e-mailing or by writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: public info@sec.gov

              Free copies of the reports and SAI are available from
                   the SEC's Web site at: http://www.sec.gov

                    Investment Company Act File No. 811-08529


                                     [LOGO]
                                    MEMORIAL
                                     FUNDS

                              Government Bond Fund

                               Growth Equity Fund

                                Value Equity Fund



                                 MEMORIAL FUNDS
                             6550 DIRECTORS PARKWAY
                              ABILENE, TEXAS 79606

                              C/O CITCO MUTUAL FUND
                                 SERVICES, INC.
                                83 GENERAL WARREN
                              BOULEVARD, SUITE 200
                                MALVERN, PA 19355
                                 (888) 263-5593

                                     [LOGO]
                                    MEMORIAL
                                     FUNDS


                                   PROSPECTUS


                                   May 1, 2005


                                Value Equity Fund


           The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this
                      prospectus is accurate or complete.
            Any representation to the contrary is a criminal offense.

                              (Inside Back Cover)

TABLE OF CONTENTS

RISK/RETURN SUMMARY..............................................................................1

PERFORMANCE......................................................................................2

FEE TABLE........................................................................................3

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS.......................4

MANAGEMENT.......................................................................................5

YOUR ACCOUNT.....................................................................................8

   GENERAL INFORMATION...........................................................................8

   BUYING SHARES.................................................................................9

   SELLING SHARES...............................................................................13

   EXCHANGE PRIVILEGES..........................................................................15

OTHER INFORMATION...............................................................................16

FINANCIAL HIGHLIGHTS............................................................................18

NOTICE OF PRIVACY POLICIES AND PROCEDURES........................................INSIDE BACK COVER

FOR MORE INFORMATION....................................................................BACK COVER

   TYPES OF INFORMATION.................................................................BACK COVER

   WHERE YOU CAN GET THIS INFORMATION...................................................BACK COVER

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONCEPTS TO UNDERSTAND

Value Investing means to invest in stocks whose prices are low relative to stocks of comparable companies.

Common Stock is ownership shares in a corporation that are sold initially by the corporation and then traded by investors.

Price/Earnings Ratio means the ratio of a company's current market capitalization divided by annual earnings per share.

Market capitalization of a company means the value of the company's common stock in the stock market.
--------------------------------------------------------------------------------

Investment Goal

Long-term capital appreciation.

Principal Investment Strategy

Value Equity Fund (the "Fund") uses a "value investing" style by investing under normal circumstances at least 80 percent of its assets in the common stock of domestic companies that its Adviser believes are under-priced relative to comparable securities determined by price/earnings ratios, cash flows or other measures. The Fund's Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Fund's Adviser establishes valuation parameters, by using relative ratios or target prices to evaluate companies on several levels. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Principal Risks of Investing in the Fund

You could lose money on your investment in the Fund and the Fund could under-perform other investments. The principal risks of investing in the Fund include:

o     The stock market goes down

o The stock market continues to undervalue the stocks in the Fund's portfolio

o     The Adviser's judgment as to the value of a stock proves to be wrong

o     The Fund's particular investment style falls out of favor with the market

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

o You are willing to tolerate significant changes in the value of your investment

o     You are pursuing a long-term goal

o     You are willing to accept higher short-term risk

The Fund may not be appropriate for you if:

o You want an investment that pursues market trends or focuses only on particular sectors or industries

o     You need regular income or stability of principal

o     You are pursuing a short-term goal or investing emergency reserves

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Value Equity Fund

The following chart shows the annual total return of the Fund for each full calendar year the Fund has operated.

[THE FOLLOWING WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

1999             -3.96
2000              6.20
2001             14.08
2002            -11.66
2003             34.24
2004             15.18

During the period shown in the chart, the highest quarterly return was 19.63% (for the quarter ended June 30, 2003) and the lowest return was -22.30% (for the quarter ended September 30, 2002).

The following table compares the Fund's average annual total returns as of December 31, 2004, to the S&P/Barra Value Index, S&P 500 Index and the Russell 1000 Value Index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. In certain cases the figure representing "Return After

Taxes on Distributions" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown. Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Since
Value Equity Fund                                                                   1 Year        5 Year       Inception(1)
---------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                            15.18%        10.60%          5.80%
     Return After Taxes on Distributions                                            15.01%        10.11%          5.39%
     Return After Taxes on Distributions and Sale of Fund Shares                    10.05%         9.25%          4.76%
---------------------------------------------------------------------------------------------------------------------------
S&P/Barra Value Index(2)
---------------------------------------------------------------------------------------------------------------------------
     (reflects no deduction for fees, expenses or taxes)                            15.71%          2.48%         5.27%
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (3)
---------------------------------------------------------------------------------------------------------------------------
     (reflects no deduction for fees, expenses or taxes)                            10.88%         -2.30%         3.05%
---------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index(4)
---------------------------------------------------------------------------------------------------------------------------
     (reflects no deduction for fees, expenses or taxes)                            16.49%          5.27%         5.62%
---------------------------------------------------------------------------------------------------------------------------

(1)   Since March 30, 1998.

(2) The S&P/Barra Value Index tracks stocks in the S&P 500 Index with lower price-to-book ratios. One cannot invest directly in the index.

(3) The S&P 500 Index is the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock. The index figures assume reinvestment of all dividends paid by stocks included in the index. One cannot invest directly in the index.

(4) The Russell 1000 Value Index tracks stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in the index.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

--------------------------------------------------------------------------------
Shareholder Fees  (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                           None
Maximum Deferred Sales Charge (Load)                                       None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions            None
Redemption Fee                                                             None
Exchange Fee                                                               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses(1)  (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                           0.50%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses                                                            1.03%
     Miscellaneous                                          .78%
Total Annual Fund Operating Expenses                                      1.78%
Expense Reimbursements(2)                                                 -.61%
Net Expenses                                                              1.17%
--------------------------------------------------------------------------------

(1) Based on amounts incurred during the Fund's fiscal year ended December 31, 2004, as stated as a percentage of net assets.

(2) Actual total expenses will not exceed 1.25% because Adviser's contract with the Fund requires it to pay Fund expenses to maintain total annual Fund operating expenses at 1.25% through December 31, 2004, and to inform the Fund prior to that date, if the commitment is to continue.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in the Fund, a 5 percent annual return, that the Fund's operating expenses remain the same as stated in the table above (before waivers and reimbursements) and reinvestment of all distributions and redemptions at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
 1 Year             3 Years            5 Years              10 Years
--------------------------------------------------------------------------------
  $181               $560               $964                 $2,095
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund will achieve this objective.

Principal Investment Strategies

The Fund seeks to attain its objective by investing under normal circumstances at least 80 percent of its net assets in common stocks of domestic companies. For purposes of this policy, assets means net assets plus borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Using a value approach, the Fund seeks to invest in stocks that are under-priced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Fund's Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Fund's Adviser establishes valuation parameters, by using relative ratios or target prices to evaluate companies on several levels.

Principal Investment Risks

GENERALLY. There is no assurance that the Fund will achieve its investment objective, and the Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth less than its original value. The Fund, by itself, does not provide a complete investment program.

All investments made by the Fund have some risk. Among other things, the market value of any security in which the Fund may invest is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of the issuer's worth.

The Fund may be an appropriate investment if you are seeking long-term growth in your investment, and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The value of the Fund's investments could be impacted by changes in interest rates. The investment style for the Fund could fall out of favor with the market. In other words, if investors lose interest in "value" stocks, then the net asset value of the Fund could also decrease.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in securities issued by the U.S. Government, cash or cash equivalents such as high quality money market instruments. As a result, the Fund may be unable to achieve its investment objective.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

The business of Memorial Funds (the "Trust") and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and all other series of the Trust and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Trustees, as well as executive officers, may be found in the Statement of Additional Information ("SAI").

Adviser

Parkway Advisors, L.P. ("Parkway Advisors" or "Adviser"), 6550 Directors Parkway, Abilene, Texas 79606-5854, serves as investment adviser to the Fund. Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of sub-advisers.

The Advisory Agreement between the Trust and the Adviser was approved by shareholders on November 29, 2002; and, continuation was approved by the Board on November 16, 2004. For its services, the Adviser receives an advisory fee at an annual rate of 0.50% of the average daily net assets of the Fund. The Agreement also provided that the Adviser has agreed to cap expenses for one year and thereafter if continued by the Adviser. The Adviser has continued its commitment to cap Fund expenses.

Parkway Advisors is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, Parkway Advisors was the investment management department of a related insurance company responsible for the management of assets for over 13 years. The investment management department spun out of the insurance company, organized Parkway Advisors in April of 2001 and has been registered with the SEC as an investment adviser since May 16, 2001. It manages client portfolios with assets in excess of $530 million. Carl C. Peterson is its CEO & Principal, Theron R. Holladay, CFA is the VP & Chief Investment Officer and Paul B. Ordonio, Esq. is VP / Counsel & Chief Compliance Officer. They are responsible for management of operations, portfolios and oversight of the sub-advisers.

Portfolio Management Team

The Fund is managed by a team. The portfolio investment team consists of Carl C. Peterson and Theron R. Holladay. They have been with the Adviser since inception and worked together with its predecessor operation. They are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Peterson and Holladay are Registered Representatives of the Fund's principal underwriter/ distributor since January 2003 so that they may participate in efforts to market the Fund.

The Statement of Additional Information dated May 1, 2005, supplements this prospectus. It provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers ownership of Fund shares.

SEC Exemptive Order

The Trust and the Adviser are applying for an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval. The exemptive order would also permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers' fees only in the aggregate for the Fund.

Prior to October 2002 the Trust operated under an exemptive order covering sub-adviser matters. With the October 1, 2002, change in investment advisers, the Trust could no longer utilize the exemptive order. On November 29, 2002, shareholders instructed management to submit an application for an exemptive order on the same terms and conditions as the prior order. On October 23, 2003, the SEC proposed Rule 15a-5 under the Investment Company Act of 1940 that would allow funds to operate under conditions like those in the application for an exemptive order. The SEC staff has been advised that the Trust and the Adviser wish to proceed with the application and that they have added a condition to the application providing that any exemptive order will terminate if and when Rule 15a-5 is adopted. In January 2005 the SEC staff provided comments on the application for exemption. There is no assurance that exemptive relief will be granted.

Investment Consultant

To assist it in carrying out its responsibilities, the Adviser has retained Alpha Consulting Group (part of Wachovia Securities LLC), 201 Main Street, Suite 1700, Fort Worth, Texas 76102. Wachovia Securities provides data regarding, and analyses of, Adviser and sub-adviser performance with which the Adviser and the Board can monitor and evaluate the performance of the Fund and the Adviser or sub-adviser. Wachovia Securities may also make sub-adviser recommendations to the Adviser as required.

Other Service Providers

Citco Mutual Fund Distributors, Inc. (the "Distributor"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355 is the sole distributor of shares of the Fund. The Distributor is a Delaware corporation, a broker-dealer registered with the SEC, and a member of the National Association of Securities Dealers. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. ("CMFS"), a full service U.S. mutual fund back office servicing company, provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

Shareholder Services and Distribution Plan

In 1999, the Trust adopted a shareholder service plan permitting the Trust to compensate financial institutions for acting as shareholder servicing agents for their customers (non-distribution activities). Under this plan, the Trust entered into an agreement with Parkway Advisors Group, Inc. ("PAGI"), a company under common ownership and control with the Adviser, pursuant to which PAGI performed certain shareholder services not provided by the Trust's transfer agent or administrator. The plan agreement authorized fees at an annual rate of
0.25 percent of the aggregate average daily net asset value of the shares of the Fund owned by investors for which PAGI maintains a servicing relationship.

On January 30, 2004, shareholders of the Fund approved conversion of the 1999 plan into a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This 2004 plan authorizes the payment of fees at an annual rate of 0.25% of the aggregate average daily net assets of the Fund for non-distribution and distribution activities, activities primarily intended to result in the sale of Fund shares, directly or through other persons. Like the 1999 plan, because fees under the 2004 plan are paid out of Fund assets on an on-going basis, overtime these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fund Expenses

The Fund pays for all of its expenses. The Fund's expenses are comprised of expenses attributable to the Fund as well as expenses that are allocated among the three series of the Trust. Any waiver would have the effect of increasing the Fund's performance for the period during which the waiver was in effect.

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

General Information

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase and sell shares at the net asset value of a share or NAV next calculated after the transfer agent receives your completed application. If the transfer agent receives your completed application prior to 4:00 p.m., your transaction will be priced at that day's NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED. The Fund calculates its NAV as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time) on each weekday except days when the Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the Exchange closes early. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. Securities for which market quotations are readily available are valued using the official closing price. If market quotations are not readily available, the Fund values securities at fair value, as determined by the Board.

TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

--------------------------------------------------------------------------------
                             HOW TO CONTACT THE FUND

Write to us at:
    Memorial Funds
    6550 Directors Parkway
    Abilene, Texas 79606

Overnight address:
    Memorial Funds
    6550 Directors Parkway
    Abilene, Texas 79606

Distributor:
    Citco Mutual Fund Distributors, Inc.
    83 General Warren Boulevard, Suite 200
    Malvern, Pennsylvania 19355

Telephone us toll-free at:
    (888) 263-5593

Wire investments (or ACH payments) to:
Wachovia Bank N A
ABA# 031201467
F/C Citco Mutual Fund Distributors, Inc

For Credit to:
A/C# 2000021334711

For Further Credit to:
The Memorial Funds -
   For Further Credit to:
      The Memorial Funds -
      Value Equity Fund
      (Your Name)
      (Your Account Number)
--------------------------------------------------------------------------------

Buying Shares

HOW TO MAKE PAYMENTS.

All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

o Checks. For individual, sole proprietorship, joint and Uniform Gifts to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Memorial Funds" or to one or more owners of the account and endorsed to "Memorial Funds." For all other accounts, the check must be made payable on its face to "Memorial Funds." No other method of check payment is acceptable (for instance, you may not pay by travelers check).

o Purchases by Automated Clearing House ("ACH"). This service allows you to purchase additional shares through an electronic transfer of money from your checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (888) 263-5593 to request an ACH transaction.

o Wires. Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

o IRA Accounts. Please note that a different procedure is used for opening Individual Retirement Accounts (IRA's). Please call Citco Mutual Fund Services, Inc. (the "Transfer Agent") at (888) 263-5593 for details.

MINIMUM INVESTMENTS. The minimum initial investment for the Fund is $2,000. There is no minimum additional investment.

Management of the Fund may choose to waive the initial investment minimum.

Account Requirements

-----------------------------------------------------------------------------------------------------------------
Type of Account                                                 Requirement
-----------------------------------------------------------------------------------------------------------------
Individual, Sole Proprietorship and Joint                       o  Instructions must be signed by all persons
Accounts                                                           required to sign exactly as their names appear
                                                                   on the account.

Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more (tenants).

-----------------------------------------------------------------------------------------------------------------
Gifts or Transfers to a Minor (UGMA, UTMA)                      o  Depending on state laws, you can set up
                                                                   a custodial account under the UGMA or the
                                                                   UTMA.

These custodial accounts provide a way to give                  o  The custodian must sign instructions in a
money to a child and obtain tax benefits.                          manner indicating custodial capacity.

-----------------------------------------------------------------------------------------------------------------
Business Entities                                               o  Submit a Corporate/Organization Resolution
                                                                   form or similar document.

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Trusts                                                          o  The trust must be established before an
                                                                   account can be opened.

                                                                o  Provide a certified trust document, or the pages
                                                                   from the trust document that identify the
                                                                   trustees.
-----------------------------------------------------------------------------------------------------------------

Investment Procedures

-----------------------------------------------------------------------------------------------------------------
How to Open an Account                                          How to Add to Your Account
-----------------------------------------------------------------------------------------------------------------
By Check                                                        By Check

o  Call or write us for an account application                  o  Fill out an investment slip from a confirmation
   (and a Corporate/Organization Resolution                        statement or write us a letter
   form, if applicable)

o  Complete the application (and resolution                     o  Write your account number on your check
   form)

o  Mail us your application (and resolution                     o  Mail us the slip (or your letter) and a check
   form) and a check
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
How to Open an Account                                          How to Add to Your Account
-----------------------------------------------------------------------------------------------------------------
By Wire                                                         By Wire

o  Call or write us for an account application                  o  Call to notify us of your incoming wire
   (and a Corporate/Organization Resolution                     o  Instruct your bank to wire your money to us
   form, if applicable)

o  Complete the application (and resolution form)

o Call us to fax the completed application (and resolution form) and we will assign you an account number

o  Mail us your original application (and
   resolution form)

o  Instruct your bank to wire your money to us

-----------------------------------------------------------------------------------------------------------------
By ACH Payment                                                  By Systematic Investment
-----------------------------------------------------------------------------------------------------------------

o  Call or write us for an account application                  o  Complete the Systematic Investment section of
   (and a Corporate/Organization Resolution                        the application
   form, if applicable)

o  Complete the application (and resolution                     o  Attach a voided check to your application
   form)

o  Call us to fax the completed application (and                o  Mail us the completed application and the
   resolution form) and we will assign you an                      voided check
   account number

o  Mail us your original application (and
   resolution form)

o  Make an ACH payment
-----------------------------------------------------------------------------------------------------------------

SYSTEMATIC INVESTMENTS. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES. The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year).

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account in any Fund) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. The Fund will redeem your shares when the redemption request is received; but, if you recently purchased your shares by check and the Fund has not yet collected payment for those shares, your redemption proceeds may be released when the Fund is reasonably satisfied that the check has cleared, which may take up to 15 calendar days.

--------------------------------------------------------------------------------
How to Sell Shares from Your Account
--------------------------------------------------------------------------------
By Mail

      o     Prepare a written request including:

            >>    Your name(s) and signature(s)

            >>    Your account number

            >>    The Fund name

            >>    The dollar amount or number of shares you want to sell

            >>    How and where to send your proceeds

      o     Obtain a signature guarantee (if required)

      o     Obtain other documentation (if required)

      o     Mail us your request and documentation

--------------------------------------------------------------------------------
By Wire

      o Wire requests are only available if you provided bank account information on your account application and your request is for $5,000 or more

      o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR

      o     Mail us your request (See "By Mail")

--------------------------------------------------------------------------------
By Telephone

      o Call us with your request (unless you declined telephone redemption privileges on your account application)

      o     Provide the following information:

            >>    Your account number

            >>    Exact name(s) in which the account is registered

            >>    Additional form of identification

      o     Your proceeds will be:

            >>    Mailed to you OR

            >> Wired to you (unless you did not provide bank account information on your account application) (See "By Wire")
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Sell Shares from Your Account

Systematically

      o     Complete the systematic withdrawal section of the application

      o     Attach a voided check to your application

      o     Mail us your completed application
--------------------------------------------------------------------------------

TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

WIRE REDEMPTIONS. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may redeem by wire is $5,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

IRA REDEMPTIONS. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

SYSTEMATIC WITHDRAWAL. If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o     Written requests to redeem $100,000 or more

o     Changes to a shareholder's record name

o Redemption from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

o Adding or changing: ACH or wire instructions; telephone redemption or exchange options or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS. If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount requested is large enough to affect the Fund's operations (for example, if it represents more than 1 percent of the Fund's assets).

LOST ACCOUNTS. The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the transfer agent will be reinvested and the checks will be canceled.

Exchange Privileges

You may sell your Fund shares and buy shares of any other series of the Memorial Funds, also known as an exchange, by telephone or in writing. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS. You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

--------------------------------------------------------------------------------
How to Exchange
--------------------------------------------------------------------------------
By Mail

      o     Prepare a written request including:

            >>    Your name(s) and signature(s)

            >>    Your account number

            >>    The names of the funds you are exchanging

            >> The dollar amount or number of shares you want to sell (and exchange)

      o If opening a new account, complete an account application if you are requesting different shareholder privileges

      o     Mail us your request and documentation

--------------------------------------------------------------------------------
By Telephone

      o Call us with your request (unless you declined telephone redemption privileges on your account application)

      o     Provide the following information:

            >>    Your account number

            >>    Exact name(s) in which account is registered

            >>    Additional form of identification
--------------------------------------------------------------------------------

Market Timing

Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive fund expenses higher, may increase taxable capital gains, and may harm fund performance (diluting the value of fund shares held by long-term investors).

It is the Trust's policy to strongly discourage abusive short-term trading or market timing in the Trust's funds. This policy and related procedures are designed to reduce, to the extent possible, investors from using the Fund for abusive short-term trading or market timing. To minimize harm to the Fund and its shareholders, the Trust reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Trust believes are made on behalf of persons engaging in excessive shot-term trading.

Service providers to the Trust (primarily the Adviser and the transfer agent) are subject to this policy and will assist the Trust in undertaking steps necessary to implement this policy and related procedures. Trust service providers will assist the Trust in monitoring selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the service providers believe a shareholder has engaged in abusive trading practices, they will inform the Trust's Chief Compliance Officer and may, after consultation with or at the discretion of the Trust's Chief Compliance Officer, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

The ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers and the like is limited, as trading platforms, brokers, and retirement plan administrators often maintain the underlying shareholder transactions and do not disclose to the Trust or its service providers individual shareholder transaction information. If the Trust believes abusive short-term trading is being conducted through or by a financial intermediary on an omnibus basis, any transactions processed through that same financial intermediary may be rejected in whole or in part. Transactions processed or submitted by a financial intermediary on an omnibus basis in violation of the Trust's policy are not deemed accepted by the Trust and may be cancelled or revoked.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Distributions

The Fund declares and pays distributions from net investment income quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares of the Fund. Distributions may also be subject to state and local taxes.

If you purchase shares shortly before the Fund makes a distribution, you are taxed on the distribution even though the distribution may represent a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund may be required to withhold Federal income tax at the rate of 30 percent of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year shortly after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by Cohen McCurdy, Ltd. for the year ended December 31, 2004, by McCurdy and Associates CPA's, Inc. for the year ended December 31, 2003, and by KPMG LLP for the years ended December 31, 2000 through December 31, 2002. The Fund's financial statements and the auditors' report are included in the Annual Report, which is available upon request, without charge.

----------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended
                                                  12/31/04       12/31/03       12/31/02        12/31/01      12/31/00
----------------------------------------------------------------------------------------------------------------------
Selected Data for a Single Share
 Beginning Net Asset Value                         $11.84         $8.95          $10.26          $9.12          $8.75
 Income From Investment Operations
    Net investment income                            0.12          0.14            0.12           0.13           0.16
    Net gain (loss) on securities
    (realized and unrealized)                        1.67          2.90           -1.31           1.15           0.37
  Total From Investment Operations                   1.79          3.04           -1.19           1.28           0.53
  Less Distributions
    From net investment income                      -0.12         -0.15           -0.12          -0.14          -0.16
    From capital gain                                                                               --             --
 Total Distributions                                -0.12         -0.15           -0.12          -0.14          -0.16
 Ending Net Asset Value                            $13.51        $11.84           $8.95         $10.26          $9.12
----------------------------------------------------------------------------------------------------------------------
Other Information
 Ratios to Average Net Assets
    Expenses                                         1.17%         1.25%           1.20%          1.09%          1.00%
    Expenses (gross)                                 1.78%         3.87%           5.06%          1.82%          1.18%
    Net investment income                             .98%         1.44%           1.13%          1.26%          1.59%
 Total Return (1)                                   15.18%        34.24%         -11.66%         14.08%          6.20%
 Portfolio Turnover Rate                               69%           26%             90%            45%           168%(2)
 Net Assets at End of Period (in                   $7,763        $3,985          $2,634         $3,210        $17,617
 thousands)
----------------------------------------------------------------------------------------------------------------------

(1) Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return would have been lower had certain expenses not been reduced during the period shown.

(2) Higher than normal portfolio turnover rate was the result of a change in the Fund's sub-adviser on April 1, 2000.

--------------------------------------------------------------------------------
                    NOTICE OF PRIVACY POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

At Memorial Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell client information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

o Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

o     The Fund's investment adviser; and

o     Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of client information.

Memorial Funds consider privacy a fundamental right of clients and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.


                               (Inside Back Cover)

--------------------------------------------------------------------------------
                               FOR MORE INFORMATION
--------------------------------------------------------------------------------

                            Annual/Semi-Annual Reports

                  Each Fund will provide annual and semi-annual
              reports to shareholders that will provide additional
               information about the Fund's investments. In each
              Fund's annual report, you will find a discussion of
              the market conditions and investment strategies that
                 significantly affected the Fund's performances
                         during their last fiscal year.

                    Statement of Additional Information ("SAI")

                   The SAI provides more detailed information
                                about each Fund.

                              Contacting the Funds

              You can get free copies of both reports and the SAI,
              request other information and discuss your questions
                about each Fund by contacting your broker or the
                                   Funds at:

                                 MEMORIAL FUNDS
                             6550 Directors Parkway
                              Abilene, Texas 79606
                                 (888) 263-5593

                  Securities and Exchange Commission Information

                You can also review each Fund's reports, SAI and
                other information about the Funds at the Public
                 Reference Room of the Securities and Exchange
                   Commission ("SEC"). The scheduled hours of
                 operation of the Public Reference Room may be
               obtained by calling the SEC at (202) 942-8090. You
               can get copies of this information, for a fee, by
                          e-mailing or by writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: public info@sec.gov

              Free copies of the reports and SAI are available from
                   the SEC's Web site at: http://www.sec.gov
                    Investment Company Act File No. 811-08529


                                     [LOGO]
                                    MEMORIAL
                                     FUNDS


                              GOVERNMENT BOND FUND

                               GROWTH EQUITY FUND

                                VALUE EQUITY FUND



                                 MEMORIAL FUNDS
                               6550 DIRECTORS PKWY
                                ABILENE, TX 79606

                              C/O CITCO MUTUAL FUND
                               DISTRIBUTORS, INC.
                                83 GENERAL WARREN
                              BOULEVARD, SUITE 200
                                MALVERN, PA 19355

                                 (888) 263-5593


                               (Inside Back Cover)

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2005

                                     [LOGO]
                                    MEMORIAL
                                     FUNDS


                              Government Bond Fund
                               Growth Equity Fund
                                Value Equity Fund

                             Fund Information:
                             Memorial Funds
                             c/o Citco Mutual Fund Distributors, Inc.
                             83 General Warren Boulevard, Suite 200
                             Malvern, PA 19355
                             (888) 263-5593

                             Investment Adviser:
                             Parkway Advisors, L.P.
                             6550 Directors Parkway
                             Abilene, TX 79606
                             (800) 692-5123

                             Account Information
                             and Shareholder Services:
                             Memorial Funds
                             c/o Citco Mutual Fund Services, Inc.
                             83 General Warren Boulevard, Suite 200
                             Malvern, PA  19355

This Statement of Additional Information or SAI supplements the Prospectuses dated May 1, 2005, as may be amended from time to time, offering Institutional Shares of Government Bond Fund, Growth Equity Fund and Value Equity Fund (collectively the "Funds" or singularly the "Fund"). This SAI is not a prospectus and should only be read in conjunction with a prospectus. The Prospectuses may be obtained, without charge, by contacting shareholder services at the address or telephone number listed above.

Financial Statements for the Funds for the year ended December 31, 2004, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, by contacting shareholder services at the address or telephone number listed above.


                               (Inside Back Cover)

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY.....................................................................II

INVESTMENTS POLICIES AND RISKS...............................................1

   SECURITY RATINGS INFORMATION..............................................1
   TEMPORARY DEFENSIVE POSITION..............................................2
   HEDGING AND OPTION INCOME STRATEGIES......................................2
   IN GENERAL................................................................3
      Covered Calls and Hedging..............................................4
      Options Strategies.....................................................5
   RISKS.....................................................................6
   CONVERTIBLE SECURITIES....................................................6
      In General.............................................................7
      Risks..................................................................7
      Value of Convertible Securities........................................7
   ILLIQUID AND RESTRICTED SECURITIES........................................8
      In General.............................................................8
      Risks..................................................................8
      Determining Liquidity..................................................8
   WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS............................9
      Risks..................................................................9
   DOLLAR ROLL TRANSACTIONS..................................................10
   MISCELLANEOUS FIXED INCOME SECURITIES.....................................10
      U.S. Government Securities.............................................10
      Variable and Floating Rate Securities..................................10
      Demand Notes...........................................................11
      Zero-Coupon Securities.................................................11
      Mortage-Backed Securities..............................................11
         Government and Government-Related Guarantors........................12
         Privately Issued Mortgage-Backed Securities.........................12
         Underlying Mortages.................................................12
         Liquidity and Marketability.........................................12
         Average Life and Prepayment.........................................13
         Yield Calculations..................................................13
         Adjustable Rate Mortgage-Backed Securities..........................13
         Collateralized Mortgage Obligations.................................14
   ASSET-BACKED SECURITIES...................................................14

INVESTMENT LIMITATIONS.......................................................15

   FUNDAMENTAL LIMITATIONS...................................................15
      Issuance of Senior Securities..........................................15
      Underwriting Activities................................................15
      Concentration..........................................................15
      Purchases and Sales of Real Estate.....................................16
      Purchases and Sales of Commodities.....................................16
      Making Loans...........................................................16
      Diversification........................................................16
   NON-FUNDAMENTAL LIMITATIONS...............................................16
      Borrowing..............................................................16
      Illiquid Securities....................................................16
      Short Sales............................................................17
      Purchases on Margin....................................................17
      Unseasoned Issuers.....................................................17
      Pledging...............................................................17
      Oil, Gas or Mineral....................................................17

PERFORMANCE DATA AND ADVERTISING.............................................17

   PERFORMANCE DATA..........................................................17
   PERFORMANCE CALCULATIONS..................................................18
      SEC Yield..............................................................18
      Total Return Calculations..............................................19
         Average Annual Total Returns........................................19
         Other Measures of Total Return......................................21
   OTHER MATTERS.............................................................21

MANAGEMENT...................................................................23

   TRUSTEES AND OFFICERS.....................................................23
         Trustees and Officers of the Trust..................................23
   COMPENSATION OF TRUSTEES AND OFFICERS.....................................27
   INVESTMENT ADVISER........................................................28
      Services of Adviser....................................................28
      Ownership of Adviser/Affiliations......................................28
      Fees...................................................................28
         Expense Limitations.................................................29
      Other Provisions of Adviser's Agreement................................30
      Evaluation of Advisory Agreement by the Board of Trustees..............30
   SUB-ADVISERS..............................................................32
         Responsibilities and Fee Information................................33
      Renewal of Sub-Advisory Agreement......................................34
         SEC Exemptive Order.................................................36
   PORTFOLIO MANAGERS........................................................36
   DISTRIBUTOR...............................................................37
      Distributor; Services and Compensation of Distributor..................37
      Other Provisions of Distributor's Agreement............................38
      Shareholder Services and Distribution Plan 12b-1 Plan..................39
   OTHER FUND SERVICE PROVIDERS..............................................41
      Administrator, Fund Accountant and Transfer Agent......................41
      Custodian..............................................................42
      Legal Counsel..........................................................42
      Independent Auditors...................................................43

PORTFOLIO TRANSACTIONS.......................................................43

   HOW SECURITIES ARE PURCHASED AND SOLD.....................................43
   COMMISSIONS PAID..........................................................43
   ADVISER RESPONSIBILITY FOR PURCHASES AND SALES............................44
      Choosing Broker-Dealers................................................44
      Obtaining Research from Brokers........................................44
      Counterparty Risk......................................................45
      Transactions through Affiliates........................................45
      Other Accounts of the Adviser or Sub-adviser...........................46
      Portfolio Turnover.....................................................46
   SECURITIES OF REGULAR BROKER-DEALERS......................................46

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................47

   GENERAL INFORMATION.......................................................47
   ADDITIONAL PURCHASE INFORMATION...........................................47
      UGMAs/UTMAs............................................................47
      Purchases through Financial Institutions...............................47
   ADDITIONAL REDEMPTION INFORMATION.........................................48
      Suspension of Right of Redemption......................................48
      Redemption-In-Kind.....................................................48

   NAV DETERMINATION.........................................................49
   DISTRIBUTIONS.............................................................49
   SHAREHOLDER SERVICES......................................................49
         Retirement Accounts.................................................49
   EXCHANGES.................................................................50

TAXATION.....................................................................50

   QUALIFICATION AS A REGULATED INVESTMENT COMPANY...........................50
      Meaning of Qualification...............................................50
   FUND DISTRIBUTIONS........................................................51
   CERTAIN TAX RULES APPLICABLE TO THE FUNDS TRANSACTIONS....................52
   FEDERAL EXCISE TAX........................................................53
   SALE OR REDEMPTION OF SHARES..............................................54
   BACKUP WITHHOLDING........................................................54
   FOREIGN SHAREHOLDERS......................................................54
   STATE AND LOCAL TAXES.....................................................55

OTHER MATTERS................................................................55

   GENERAL INFORMATION ON TRUST AND SHARES...................................55
   STRUCTURE.................................................................55
      Shareholder Voting and Other Rights....................................56
      Certain Reorganization Transactions....................................57
   FUND OWNERSHIP............................................................57
   CONTROLLING PERSON INFORMATION............................................58
   LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY......................58
   CODE OF ETHICS............................................................58
   PORTFOLIO HOLDINGS DISCLOSURE POLICY......................................59
   PROXY VOTING PROCEDURES...................................................60
   REGISTRATION STATEMENT....................................................60
   FINANCIAL STATEMENTS......................................................60

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS...............................1

APPENDIX B - MISCELLANEOUS TABLES............................................1

APPENDIX C - PERFORMANCE DATA................................................1

APPENDIX D - PROXY VOTING PROCEDURES.........................................3

--------------------------------------------------------------------------------
GLOSSARY
--------------------------------------------------------------------------------

      "Adviser" means Parkway Advisors, L.P.

      "Board" means the Board of Trustees of the Trust.

      "CFTC" means the U.S. Commodities Futures Trading Commission.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Custodian" means the custodian of each Fund's assets.

      "CMFD" means Citco Mutual Fund Distributors, Inc., underwriter and distributor of each Fund.

      "CMFS" means Citco Mutual Fund Services, Inc., administrator, transfer agent, dividend disbursing agent and fund accountant of each Fund.

      "Fitch" means Fitch Ratings.

      "Fund" means each of the separate series of the Trust to which this SAI relates as identified on the cover page.

      "Funds" means each series of the Trust, collectively, as identified on the cover page of the SAI.

      "Moody's" means Moody's Investors Service.

      "NAV" means net asset value.

      "NRSRO" means a nationally recognized statistical rating organization.

      "SAI" means the Memorial Funds Statement of Additional Information.

      "SEC" means the U.S. Securities and Exchange Commission.

      "S&P" means Standard & Poor's.

      "Stock Index Futures" means futures contracts that relate to broadly based stock indices.

      "Sub-adviser" means Eagle Asset Management, Inc., Davis Hamilton Jackson & Associates, L.P. or PPM America, Inc., as appropriate.

      "Trust" means Memorial Funds.

      "Trustees" means the Board of Trustees of the Trust.

      "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      "U.S. Treasury Securities" means obligations issued or guaranteed by the U.S. Treasury.

      "1933 Act" means the Securities Act of 1933, as amended.

      "1940 Act" means the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The following discussion supplements the disclosure in the prospectuses about each Fund's investment techniques, strategies and risks.

Security Ratings Information

The Funds' investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Funds hold. To limit credit risk, each Fund generally may only invest its assets in debt securities that are considered investment grade. Investment grade means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO, or unrated and determined by the Adviser or Sub-adviser to be of comparable quality.

The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser or Sub-adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser or Sub-adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser or Sub-adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser or Sub-adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

Temporary Defensive Position

A Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser or Sub-adviser to be of comparable quality. Certain additional Funds may invest in commercial paper as an investment and not as a temporary defensive position. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit of banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, corporate notes and short-term bonds and money market mutual funds. The Funds may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which a Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

Hedging and Option Income Strategies

A Fund may seek to hedge against a decline in the value of securities it owns or an increase in the price of securities that it plans to purchase. A Fund accomplishes a hedge by purchasing options or writing (selling) covered options on securities in which it has invested or on any securities index based in whole or in part on securities in which the Fund may invest. Options may trade on an exchange or the over-the-counter market.

A Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in this SAI. A Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section 4.5 of the rules of the CFTC. Under that section, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margins and premiums required to establish such positions would exceed 5% of a Fund's net assets.

The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. Growth Equity Fund and Value Equity Fund (the "Equity Funds") may buy or sell stock index futures contracts, such as contracts on the S&P 500 stock index. Government Bond Fund may buy and sell bond index futures contracts. In addition, all of the Funds may buy or sell futures contracts on Treasury bills, Treasury bonds and other financial instruments. The Funds may write covered options and buy options on the futures contracts in which they may invest.

No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets. Likewise, no Fund may sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund may not exceed 50% of its total assets.

These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

The Funds may write any covered options. An option is covered if, as long as a Fund is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government Securities or other liquid, high-grade debt securities with a value at all times sufficient to cover the Fund's obligation under the option.

No assurance can be given, however, that any hedging or option income strategy will succeed in achieving its intended result.

In General

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security (or a cash amount equal to the value of the index) against payment of the exercise price during the option period.

A put option gives its purchaser, in return for a premium, the right to sell the underlying security (or index) at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security (or receive a cash amount equal to the value of the index), upon exercise at the exercise price during the option period.

The amount of premium received or paid for an option is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period and interest rates.

There are a limited number of options contracts on securities indices and option contracts may not be available on all securities that a Fund may own or seek to own.

Bond and stock index futures contracts are bilateral agreements in which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.

Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

COVERED CALLS AND HEDGING Each Fund may purchase or sell (write) put and call options on securities to seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. Hedging or option income strategies include the writing and purchase of exchange-traded and over-the-counter options on individual securities or financial indices and the purchase and sale of financial futures contracts and related options. Whether or not used for hedging purposes, these investment techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Fund. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Adviser or Sub-adviser to correctly predict the direction of stock prices, interest rates and other economic factors. To the extent a Fund invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

Except as otherwise noted in this SAI, the Funds will not use leverage in their options and hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless at least one of the following conditions is met. A Fund owns either an offsetting ("covered") position; or it owns cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Funds will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, a Fund receives a premium from the purchaser of the option. Upon purchasing an option the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

The Funds may purchase call options on debt securities that the Fund's Adviser or Sub-adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Adviser or Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash.

Risks

The Fund's use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include:

o Dependence on the Adviser or Sub-adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets.

o Imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective.

o The fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Funds invest.

o Lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

o The possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund.

Convertible Securities

The Funds may only invest in convertible securities that are investment grade.

In General

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks

Investment in convertible securities generally entails less risk than investment in the issuer's common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities also are subject to the risks of debt securities: that changes in interest rates could adversely affect a convertible security's value and that an issuer may default on payments of interest or principal.

Value of Convertible Securities

The value of a convertible security is a function of its "investment value" and its "conversion value". The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security's worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Illiquid and Restricted Securities

No Fund may acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

In General

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal within seven days, purchased over-the-counter options, securities which are not readily marketable and restricted securities. Restricted securities, except as otherwise determined by the Adviser or Sub-adviser, are securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

Risks

Certain risks are associated with holding illiquid and restricted securities. For instance, limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser or Sub-adviser to be liquid, can become illiquid.

Determining Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser or Sub-adviser, pursuant to guidelines approved by the Board. The Adviser or Sub-adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser or Sub-adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to:
(1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser or Sub-adviser may determine that the securities are not illiquid.

When-Issued Securities and Forward Commitments

The Government Bond Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

Risks

The use of when-issued transactions and forward commitments enables the Government Bond Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities that it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Fund's Adviser or Sub-adviser forecasts incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices lower than the current market values.

The Government Bond Fund enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund subsequently chooses to dispose of its right to acquire a when-issued security or its right to deliver or receive against a forward commitment before the settlement date, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of the Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

The Government Bond Fund will establish and maintain a separate account with cash, U.S. Government Securities and other liquid securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis. Except for dollar roll transactions, which are described below, the Fund will limit its investments in when-issued and forward commitment securities to 15% of the value of the Fund's total assets.

Dollar Roll Transactions

The Government Bond Fund may enter into dollar roll transactions in which the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the Fund, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. If the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

Miscellaneous Fixed Income Securities

U.S. Government Securities

The Government Bond Fund, Growth Equity Fund and Value Equity Fund, if assuming a temporary defensive position, may invest in U.S. Government Securities including U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association ("Ginnie Mae"). The Government Bond Fund may not invest more than 25% of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

Variable and Floating Rate Securities

The Government Bond Fund may invest in securities that pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to reduce fluctuations in its net asset value. Variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

There may not be an active secondary market for certain floating or variable rate instruments which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Fund's Adviser or Sub-adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Demand Notes

The Government Bond Fund may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuers of these obligations often have the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security. Although the Fund would generally not be able to resell a master demand note to a third party, the Fund is entitled to demand payment from the issuer at any time. The Fund's Adviser or Sub-adviser continuously monitors the financial condition of the issuer to determine the issuer's likely ability to make payment on demand.

Zero-Coupon Securities

The Government Bond Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES").

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but the Fund must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Fund may invest. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser or Sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Mortgage-Backed Securities

The Fund may only invest in mortgage-backed securities issued by the government or government-related issuers described below.

Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is Ginnie Mae, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Mortgage-backed securities are also issued by Fannie Mae, a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development, and Freddie Mac, a corporate instrumentality of the United States Government. While Fannie Mae and Freddie Mac each guarantee the payment of principal and interest on the securities they issue, unlike Ginnie Mae securities, their securities are not backed by the full faith and credit of the United States Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. These include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds (which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans); and collateralized mortgage obligations ("CMOs"), which are described below. Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on these securities. Timely payment of interest and principal also may be supported by various forms of insurance, including individual loan, title, pool and hazard policies.

UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY. Generally, government and government-related pass-through pools are highly liquid. While private conventional pools of mortgages (pooled by non-government-related entities) have also achieved broad market acceptance and an active secondary market has emerged, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. The assumed average life of pools of mortgages having terms of 30 years or less is typically between 5 and 12 years.

YIELD CALCULATIONS. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities. ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they also may have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Fund will decrease as the coupon rate resets along with the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund's ARMs may lag behind changes in market interest rates. This may result in a lower value until the interest rate resets to market rates.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgages or mortgage pass-through securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Asset-Backed Securities

These securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-related assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

--------------------------------------------------------------------------------
INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Funds: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of a Fund without shareholder approval.

Fundamental Limitations

Each Fund's investment objective is fundamental. Each Fund has adopted the following investment limitations, which are fundamental policies of the Fund.

Issuance of Senior Securities

No Fund may issue senior securities except pursuant to Section 18 of the 1940 Act and except that a Fund may borrow money subject to its investment limitation on borrowing.

Underwriting Activities

No Fund may act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purpose of the 1933 Act.

Concentration

No Fund may purchase the securities of issuers (other than U.S. Government Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of a Fund's investments in such industry would comprise 25% or more of the value of its total assets.

Purchases and Sales of Real Estate

No Fund may purchase or sell real estate or any interest therein, except that a Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

Purchases and Sales of Commodities

No Fund may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

Making Loans

No Fund may make loans to other persons except for the purchase of debt securities that are otherwise permitted investments or loans of portfolio securities through the use of repurchase agreements, or securities lending programs and agreements. A Fund may pay fees to arrange securities loans and each Fund will, as a fundamental policy, limit securities lending to not more than 33-1/3% of the value of its total assets.

Diversification

Each Fund is "diversified" as that term is defined in the 1940 Act. Accordingly, no Fund may purchase a security if, as a result; (1) more than 5% of a Fund's total assets would be invested in the securities of a single issuer; or (2) a Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only to 75% of a Fund's total assets and does not apply to U.S. Government Securities.

Non-fundamental Limitations

Each Fund has adopted the following investment limitations, which are not fundamental policies of the Fund.

Borrowing

No Fund may purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

Illiquid Securities

No Fund may acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

Short Sales

No Fund may make short sales of securities (except short sales against the box).

Purchases on Margin

No Fund may purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but a Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

Unseasoned Issuers

No Fund may invest more than 5% of the value of the Fund's total assets in securities (other than fully collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years.

Pledging

No Fund may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

Oil, Gas or Mineral

No Fund may invest in interests in oil or gas or interests in other mineral exploration or development programs.

--------------------------------------------------------------------------------
PERFORMANCE DATA AND ADVERTISING
--------------------------------------------------------------------------------

Performance Data

A Fund may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports or other materials is historical and is not intended to indicate future returns.

A Fund may compare any of its performance information with:

o Data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

o     The performance of other mutual funds.

o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 1000(R) Growth Index, the Russell 2500(R) Index, the Morgan Stanley - Europe, Australian and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Lehman Brothers Intermediate Government Bond Index, the Lehman Brothers Government Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser or Sub-adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A Fund's performance will fluctuate in response to market conditions and other factors.

A Fund's performance may be quoted in terms of yield or total return. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield for all Funds, each Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period.

A listing of certain performance data as of December 31, 2003, is contained in Appendix C -- Performance Data.

Performance Calculations

SEC Yield

Standardized SEC yields for a Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to you in reviewing a Fund's performance, you should be aware that a Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers that invest in a Fund fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.

The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

Yield is calculated according to the following formula:

      Yield = 2[((a-b)/cd + 1)^6 - 1]

      Where:
            a    =    dividends and interest earned during the period
            b    =    expenses accrued for the period (net of reimbursements)
            c    =    the average daily number of shares outstanding during the
                      period that were entitled to receive dividends
            d    =    the maximum offering price per share on the last day of
                      the period

Total Return Calculations

A Fund's total return shows its overall change in value, including changes in share price and assuming all of the Fund's distributions are reinvested.

AVERAGE ANNUAL TOTAL RETURNS. From time to time, the Funds advertise their average annual total return, average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) ("Average Annual Total Returns"). Average Annual Total Returns are calculated using formulae prescribed by the SEC. To calculate standard Average Annual Total Returns, a Fund: (1) determines the growth or decline in value of a hypothetical historical investment in a Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. Average annual total returns (after taxes on distributions) and average annual total returns (after taxes on distributions and redemptions) are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes. While Average Annual Total Returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that Average Annual Total Returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated according to the following formula:

            n
      P(1+T)  = ERV

      Where:
            P     =   a hypothetical initial payment of $1,000
            T     =   average annual total return
            n     =   number of years
            ERV   =   ending redeemable value:

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

Average annual total return (after taxes on distributions) is calculated according to the following formula:

            n
      P(1+T)  = ATV
                   D

      Where:
            P     =   a hypothetical initial payment of $1,000
            T     =   average annual total return (after taxes on distributions)
            n     =   number of years
            ATV   =   ending value
               D

ATV  is the value, at the end of the applicable period, of a hypothetical $1,000
   D
payment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemptions.

Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

            n
      P(1+T)  = ATV
                   DR

      Where:
            P        =   a hypothetical initial payment of $1,000
            T        =   average annual total return (after taxes on
                         distributions and redemptions)
            n        =   number of years
            ATV      =   ending value
               DR

ATV   is the value, at the end of the applicable period, of a hypothetical
   DR
$1,000 payment made at the beginning of the applicable period, after taxes on fund distributions and redemptions.

Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

o A Fund may quote unaveraged or cumulative total returns, which reflect a Fund's performance over a stated period of time.

o Total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period.

Period total return is calculated according to the following formula:

      PT = (ERV/P-1)

      Where:
            PT    =    period total return

            The other definitions are the same as in average annual total return above.

Other Matters

A Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's Adviser or Sub-adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser or Sub-adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.

A Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

--------------------------------------------------------------------------------
Period      Systematic Investment         Share Price          Shares Purchased
--------------------------------------------------------------------------------
  1                 $100                        $10                   10.00
  2                 $100                        $12                    8.33
  3                 $100                        $15                    6.67
  4                 $100                        $20                    5.00
  5                 $100                        $18                    5.56
  6                 $100                        $16                    6.25
           Total Invested $600        Average Price $15.17    Total Shares 41.81

In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from the Fund's Adviser or Sub-adviser that it has for more than twenty-five years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that the Adviser or Sub-adviser believes that it has been successful as a portfolio manager.

From time to time marketing materials may include a description of the Trust's "manager of managers" structure which include the selection of an investment consultant and sub-advisers and the criteria for their selection in terms of asset size, investment expertise, reputation and staffing. Marketing materials may include references to CMFD, the Funds distributor and CMFS, the Funds administrator, including its expertise, and staffing and assets under administration. Marketing materials may explain that the Trust may be used as an investment vehicle in many circumstances, including government investment pools, cemetery merchandise trusts, funeral industry pre-need trusts, corporate retirement plans, IRAs, and other association-related trusts.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

The business of the Trust is conducted under the direction of the Board. The officers and Trustees of the Trust may be directors, officers or employees of (and persons providing services to the Trust may include) CMFD, its affiliates or affiliates of the Trust.

Trustees and Officers

TRUSTEES AND OFFICERS OF THE TRUST. The business and affairs of the Fund are managed under the direction of the Board in compliance with the laws of the state of Delaware. The names of the Trustees and officers of the Trust, their position with the Trust, address, date of birth and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

--------------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of      Other
                                                                                                     Trust       Director-
    Name,        Position     Length of                                                            Portfolios     ships
  Address &      Held with      Time                     Principal Occupation(s)                    Overseen     Held by
Date of Birth      Trust       Served                    During the Past 5 Years                   by Trustee    Trustee
--------------------------------------------------------------------------------------------------------------------------
Carl Clayton    President,     Since     Parkway Advisors, L.P. CEO from 04/01 to present;             3         None
  Peterson       Trustee      11-29-02   Parkway Advisors Group, Inc. and Parkway Advisors
    6550                                 Holdings, Inc. President from 04/01 to present;
  Directors                              Directors Investment Group, Inc., Director 04/03 to
    Pkwy,                                present; Citco Mutual Fund Distributors, Inc.,
  Abilene,                               Registered Representative from 10/03 to present; InCap
 Texas 79606                             Securities, Inc., Registered Representative from 01/03
  (3-17-60)                              to 10/03; Citizens Bank, N.A., Advisory Board Member
                                         from 06/99 to 04/01; Directors Air Corporation, Vice
                                         President/CFO from 12/96 to 04/01; Directors Capital
                                         Ventures, Inc., Directors Financial Management, L.P.,
                                         Directors Real Estate Management, L.P., Directors Real
                                         Estate Management, L.P., and Directors Travel, L.P.
                                         Vice President/CFO from 12/95 to 04/01; Directors
                                         Holding Corporation and Directors Investment Group,
                                         Inc. Vice President/CFO from 11/91 to 04/01; Funeral
                                         Agency, Inc. Accountant from 09/89 to 04/01; Funeral
                                         Directors Life Insurance Co. Vice President/CFO from
                                         08/88 to 04/01; Abilene Fireman's Relief and Retirement
                                         Fund Trustee from 05/97 to 06/00; Affiliated Funeral
                                         Supply Co. Accountant from 02/89 to 11/96.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                   DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of      Other
                                                                                                     Trust       Director-
    Name,        Position     Length of                                                            Portfolios     ships
  Address &      Held with      Time                     Principal Occupation(s)                    Overseen     Held by
Date of Birth      Trust       Served                    During the Past 5 Years                   by Trustee    Trustee
--------------------------------------------------------------------------------------------------------------------------
  Larry Joe       Trustee      Since     Certified Public Accountant, Anderson &                       3         None
   Anderson                   11-29-02   West, P.C. January 1985 to present.
 4208 College
Avenue, Snyder,
 Texas 79549
  (1-27-48)

 Brian Joseph     Trustee      Since     Restaurateur, Cypress Street Station,                         3         None
    Green                     11-29-02   February 1993 to present.
 158 Cypress,
Abilene, Texas
   79601
 (7-21-58)

Charles Michael   Trustee      Since     Retired; Senior Vice-President and Trust                      3         None
   Kinard                     11-29-02   Officer, First National Bank of Abilene
1725 Richland Dr.,                       to December 1998.
Abilene, Texas
    79601
  (8-13-43)
-----------------------------------------------------------------------------------------------------------------------------

All members of the Board of Trustees were elected by shareholders on November 29, 2002. During December 2002, the Board appointed committee members.

Messrs. Kinard and Peterson are members of the Valuation Committee, which is responsible for monitoring the value of the Funds' assets and, if necessary between Board meetings, take emergency action to value securities. The Valuation Committee was not required to meet during the most recent fiscal year.

The disinterested Trustees are the members of the Nominating Committee, which is responsible for overseeing the composition of both the Board as well as the various committees of the Trust to ensure that these positions are filled by competent and capable candidates. The Nominating Committee was not required to meet during the Trust's most recent fiscal year. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

The disinterested Trustees are the members of the Audit Committee, which is responsible for meeting with the Trust's independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants' comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met two times during the Trust's most recent fiscal year.

The dollar range of each Fund's securities owned by each Trustee on December 31, 2004, is set forth below.

---------------------------------------------------------------------------------------------------------------------
                                          Dollar Range of               Dollar Range of           Dollar Range of
                                      Securities in Government       Securities in Growth      Securities in Value
Trustee                                      Bond Fund                    Equity Fund               Equity Fund
---------------------------------------------------------------------------------------------------------------------
Carl Clayton Peterson                     $10,001 - $50,000           $10,001 - $50,000         $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
Larry Joe Anderson                              None                         None                     None
---------------------------------------------------------------------------------------------------------------------
Brian Joseph Green                              None                         None                     None
---------------------------------------------------------------------------------------------------------------------
Charles Michael Kinard                          None                         None                     None
---------------------------------------------------------------------------------------------------------------------

As of January 31, 2005, the Trustees, and officers of the Trust owned, in the aggregate, less than 1% of each Fund's outstanding shares.


1                                       25

---------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS
---------------------------------------------------------------------------------------------------------------------
                                      Position(s)
  Name, Address & Date of Birth      Held of Funds    Principal Occupation(s) During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
      Carl Clayton Peterson            President      Parkway Advisors, L.P. CEO from 04/01 to present; Directors
     6550 Directors Parkway,                          Investment Group, Inc., Director from 04/03 to present;
       Abilene, Texas 79606                           Parkway Advisors Group, Inc. and Parkway Advisors Holdings,
            (3-17-60)                                 Inc. President from 04/01 to present; Citco Mutual Fund
                                                      Distributors, Inc., Registered Representative from 10/03 to present; InCap Securities, Inc., Registered Representative from 01/03 to 10/03; Citizens Bank, N.A., Advisory Board
                                                      Member from 06/99 to 04/01; Directors Air Corporation, Vice
                                                      President/CFO from 12/96 to 04/01; Directors Capital
                                                      Ventures, Inc., Directors Financial Management, L.P.,
                                                      Directors Real Estate Management, L.P., Directors Real Estate
                                                      Management, L.P., and Directors Travel, L.P. Vice
                                                      President/CFO from 12/95 to 04/01; Directors Holding
                                                      Corporation and Directors Investment Group, Inc. Vice
                                                      President/CFO from 11/91 to 04/01; Funeral Agency, Inc.
                                                      Accountant from 09/89 to 04/01; Funeral Directors Life
                                                      Insurance Co. Vice President/CFO from 08/88 to 04/01; Abilene
                                                      Fireman's Relief and Retirement Fund Trustee from 05/97 to
                                                      06/00; Affiliated Funeral Supply Co. Accountant from 02/89 to
                                                      11/96.
---------------------------------------------------------------------------------------------------------------------
         Paul B. Ordonio            Vice President,   Parkway Advisors, L.P., Vice President & Counsel from 08/02
     6550 Directors Parkway,         Secretary and    to present; Parkway Advisors Group, Inc., Vice President and
       Abilene, Texas 79606              Chief        Counsel from 08/02 to present; Citco Mutual Fund
            (11-19-67)                 Compliance     Distributors, Inc., Registered Representative from 10/03 to
                                        Officer       present; InCap Securities, Inc., Registered Representative from 01/03 to 10/03; Aftermath Consulting, Inc., Director
                                                      from 05/02 to present; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC,
                                                      President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; MGL Consulting Corporation Vice
                                                      President, Counsel and Senior Associate from 01/99 to 08/02;
                                                      Wetzel, Henri & Drucker, LLP, Associate Attorney from 06/95 to 11/97.

---------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS
---------------------------------------------------------------------------------------------------------------------
                                      Position(s)
  Name, Address & Date of Birth      Held of Funds    Principal Occupation(s) During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
         Thomas W. Alesi             Vice President   Parkway Advisors, L.P., Vice President of Corporate
      6550 Directors Parkway           and Chief      Development from 07/02 to present; Parkway Advisors Group,
       Abilene, Texas 79606            Financial      Inc., Vice President from 07/02 to present; Citco Mutual Fund
             (3-20-59)                  Officer       Distributors, Inc., Registered Representative from 10/03 to present; InCap Securities, Inc., Registered Representative from 01/03 to 10/03; American Data Source, Inc., Vice
                                                      President & Chief Operating Officer from 05/95 to 06/02.  Mr.
                                                      Alesi is a Certified Public Accountant and received a
                                                      Bachelor of Science degree in Accounting in 1981 from LaSalle
                                                      University.
---------------------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

Each Trustee receives annual fees of $5,000 and $500 for each Board meeting attended and is paid $500 for each committee meeting attended on a date when a Board meeting is not held.

Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser receive no compensation for their services or reimbursement for their associated expenses. No officer of the Trust is compensated by the Trust except for a portion of the Chief Compliance Officer's compensation.

The following table sets forth the fees paid to each Trustee by the Trust for the fiscal year ending December 31, 2004.

---------------------------------------------------------------------------------------------------------------------
                                                              Pension or         Estimated     Total Compensation
                                        Aggregate        Retirement Benefits      Annual          From Fund and
                                       Compensation       Accrued as Part of   Benefits Upon     Complex Paid to
Name of Person                          From Fund           Fund Expenses       Retirement        Directors(1)
---------------------------------------------------------------------------------------------------------------------
Carl Clayton Peterson                      None                   $0                $0                None
---------------------------------------------------------------------------------------------------------------------
Larry Joe Anderson                        $8,000                  $0                $0               $8,000
---------------------------------------------------------------------------------------------------------------------
Brian Joseph Green                        $8,000                  $0                $0               $8,000
---------------------------------------------------------------------------------------------------------------------
Charles Michael Kinard                    $8,000                  $0                $0               $8,000
---------------------------------------------------------------------------------------------------------------------

(1)   The Trust is not a member of a fund complex.

Investment Adviser

Services of Adviser

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund.

Ownership of Adviser/Affiliations

Parkway Advisors, L.P. ("Parkway Advisors" or "Adviser") has been registered with the SEC as an investment adviser since May 16, 2001. It manages client portfolios with assets in excess of $530 million. Carl C. Peterson is the Chief Executive Officer and Principal of the Adviser, with offices at 6550 Directors Parkway, Abilene, Texas 79608. His principal occupation is the provision of investment management services. Theron R. Holladay is its Chief Investment Officer. They are responsible for management of the portfolios. In addition, Paul B. Ordonio is Counsel and Chief Compliance Officer for the Adviser to facilitate compliance with applicable securities laws.

Parkway Advisors Group, Inc. ("PAGI"), as general partner, and Parkway Advisors Holdings, Inc. ("PAHI"), an affiliated company, as limited partner, owns Parkway Advisors, L.P., a Delaware limited partnership. PAGI and PAHI are both wholly-owned subsidiaries of Directors Investment Group, Inc. ("DIG"). DIG also owns and/or controls numerous other companies in the insurance, funeral, cemetery and related industries - including, among others, Funeral Directors Life Insurance Company, Texas Directors Life Insurance Company, Kentucky Funeral Directors Life Insurance Company and Directors Agency, LLP. Its operations are divided among companies for real estate, aviation, capital ventures, travel and the like. Parkway Advisors - DIG offices are at 6550 Directors Parkway, Abilene, Texas 79608-5854.

Fees

The Adviser receives an advisory fee at an annual rate of 0.35% of the average daily net assets of the Government Bond Fund and 0.50% of the average daily net assets of the Growth Equity Fund and Value Equity Fund. Table 1A in Appendix B shows the dollar amount of fees paid by the Trust to the Adviser, the amount of fees waived by the Adviser and the actual fee received by the Adviser. The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in a Fund. If an investor in a Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from a client.

Memorial Investment Advisers, Inc. ("MIA") served as the Funds' investment adviser from January 1, 2001 to September 30, 2002, under fee arrangements that called for it to receive an advisory fee at an annual rate of 0.23% of the average daily net assets of the Government Bond Fund and 0.35% for the Growth Equity Fund and Value Equity Fund. Table 1B in Exhibit B shows the dollar amount of fees paid by the Trust to MIA, the dollar amount of the fee waived by MIA, and the actual fee received by MIA.

Commencing with the approval of the Trust's Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act on January 30, 2004, each Fund pays Parkway Advisors Group, Inc. ("PAGI") a fee for administering the plan equal to the fee it was paid exclusively for "non-distribution" shareholder services under the Trust's prior Shareholder Service Plan. It is a fee of 0.25% of the Fund's average daily net assets. PAGI may pay all or a portion of the fee to other entities, which may be affiliated persons of PAGI or of a Fund. The Rule 12b-1 Plan is discussed below.

EXPENSE LIMITATIONS. At the November 2004 Board meeting, the Adviser informed the Trust that it will continue to voluntarily agree to assume certain expenses of the Funds. The Adviser had voluntarily agreed to assume certain expenses of the Funds (or waive its fees). This agreement was designed to place a maximum limit on expenses (including all fees to be paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses). For the year ending December 31, 2003, the limit on fund expense was: (1) 1.20% of the average daily net assets of the equity funds; and (2) 0.95% of the average daily net assets of the Government Bond Fund. For the year ending December 31, 2004, the limit on fund expenses was: (1) 1.25% of the average daily net assets of the equity funds; and (2) 1.00% of the average daily net assets of the Government Bond Fund. This commitment has been extended to cover the period ending December 31, 2005, and thereafter, upon notice to the Trust, for additional periods. As in previous periods, the Adviser agreed to assess its commitment to cap Fund expenses prior to expiration of the period ending December 31, 2005, and to advise shareholders of any planned changes 60 days prior to implementation.

Each Fund will at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the existing expense limitations. The Adviser will only be reimbursed for fees waived and expenses assumed after March 1, 2004. The Expense Limitation Agreement continues to February 28, 2007, and continues thereafter from year to year unless terminated by written notice of the Adviser or the Trust. It will also terminate upon the termination of the Advisory Agreement.

Other Provisions of Adviser's Agreement

On November 29, 2002, shareholders approved the Advisory Agreement between the Trust and the Adviser for an initial term of two years. Commencing with November 2004, the Adviser's agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Adviser's agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice to the Adviser when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Trust. The agreement will terminate immediately upon its assignment.

Evaluation of Advisory Agreement by the Board of Trustees

The Advisory Agreement between Parkway and the Trust on behalf of the Funds was renewed on November 16, 2004, by the Board of Trustees (including a majority of the Independent Trustees) (the "Board") through December 1, 2005. In determining to renew the Advisory Agreement the Board requested, was provided with, and reviewed data concerning advisory and other services provided by Parkway and its related companies - including data concerning other businesses of those companies and comparative data obtained from Alpha Consulting Group (part of Wachovia Securities, LLC) ("Alpha") related to the Funds' performance and expenses. The Board considered:

1. In connection with reviewing data bearing on the nature, quality and extent of services furnished by Parkway to each Fund, the Board assessed data concerning Parkway's staffing, systems, and facilities. The Board also assessed Parkway's non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

      1. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

      2. That Parkway has made significant expenditures to ensure that it has the systems and personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders; and

      3. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by Parkway to the Funds, and is charging fair, reasonable, and competitive fees.

2. In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by Parkway and its related companies from the relationship with the Trust, the Board considered Alpha's comparative data, data confirming Parkway has no soft-dollar arrangements, costs borne by Parkway in providing advisory services to each Fund and the profitability of Parkway in light of the estimated profitability analyses which had been provided by Parkway, and other benefits to Parkway from serving as the Funds' adviser, and Parkway's financial statements.

      A. The Board noted that Parkway benefits indirectly from the Funds' "12b-1" Plan; that Parkway could benefit from serving directly or through affiliates as the administrator of the Funds' "12b-1" Plan; and that neither Parkway nor its affiliates has profited from providing the services. The Board also considered compliance and other services coordinated by Parkway and concluded that the services provided by Parkway and its affiliate to the Funds are satisfactory.

      B. The Board also noted the risks assumed by Parkway in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by Parkway to ensure the continuation of the quality of service to the Funds is made with the recognition that the Funds' advisory relationship with Parkway can be terminated at any time and must be renewed on an annual basis.

3. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Alpha concerning funds of similar size and funds of larger size, as well as data concerning Parkway's other clients and noted:

      A. That upon review of the advisory fee structures of the Funds in comparison with other similarity-managed funds, the level of investment advisory fees paid by each Fund is competitive;

      B. That the expense ratio of each Fund is competitive and in many instances lower than those of similarly-managed funds;

      C. That Parkway has contractually agreed to impose expense limitations on certain Funds at a cost to Parkway;

      D. That the advisory and other fees payable by the Funds to Parkway are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation; and

      E. The fees paid to Parkway by other institutional accounts are not lower than the fees paid by the Funds.

4. The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders.

      A. In addition to assessing fairness of the investment advisory fee arrangement at current asset levels, the Board considered fairness at higher asset levels. The Board discussed the desirability of breakpoints in investment advisory fees at elevated asset levels and evaluated data concerning industry trends related to breakpoints. The Board concluded that in light of the asset levels of each Fund and based on the comparative data, there was no immediate need for breakpoints in the advisory fees, and that breakpoints may be appropriate at elevated asset levels.

      B. The Board also considered the Funds expense ratios and costs of effecting brokerage transactions, noting that economies are being recognized as assets in the Funds have increased and that the shareholders benefit from the growth.

Based on these considerations, among others, the Board, including all the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders that the services to be performed under the agreement were services required for the operation of the Funds; that Parkway had provided satisfactory advisory services to the Funds in the past; and that the fees for the advisory services which Parkway would perform and other benefits from the relationship with the Trust are consistent with the fees paid by similar funds, are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

Sub-advisers

To assist the Adviser in carrying out its responsibility, the Adviser has retained the following Sub-advisers to render advisory services and make daily investment decisions for each Fund pursuant to investment sub-advisory agreements with the Adviser (the "Sub-advisory Agreements"). The Sub-advisory Agreements were approved by shareholders on November 29, 2002, to shall continue in effect for two years from that date. Thereafter, the agreements must be approved at least annually.

      Davis Hamilton Jackson & Associates, L.P. ("DHJA"), 5 Houston Center, 1401 McKinney, Suite 1600, Houston, Texas 77010, manages the portfolio of Growth Equity Fund. DHJA is a limited partnership formed under the laws of Delaware that is registered as an investment adviser under the Advisers Act. Affiliated Investment Managers Group, Inc. ("AMG"), a holding company that invests in investment management firms, owns an interest in DHJA. The Executive Committee of DHJA, comprised of Robert C. David and Jack R. Hamilton, is deemed to control DHJA. AMG does not participate in the day-to-day management or the investment process of DHJA. For its services, DHJA receives an advisory fee (excluding waivers) from the Adviser at an annual rate of 0.30% of the Fund's average daily net assets.

The Adviser assumed direct responsibilities for managing the Value Equity Fund and the Government Bond Fund during the fiscal year ending December 31, 2004.

PPM America, Inc. ("PPM"), 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, managed the portfolio of Value Equity Fund to March 1, 2004. PPM is a Delaware corporation that was organized in 1990 and is registered as an investment adviser under the Advisers Act. PPM is an indirect wholly owned subsidiary of Prudential plc, a UK financial services company. For its services, PPM received an advisory fee (excluding waivers) from the Adviser at an annual rate of 0.30% of the Fund's average daily net assets. Commencing March 1, 2004, the Adviser manages the portfolio of the Value Equity Fund directly; and, the sub-advisory relationship with PPM was terminated. At the November 2003 Board meeting, the Trustees considered Adviser's decision to not rely on the Sub-adviser and re-assessed Adviser's staffing and performance history for similar portfolios, agreeing that Adviser will be able to provide equal or better portfolio management services.

Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716, managed the portfolio of Government Bond Fund to September 1, 2004. Eagle is a Florida corporation that was incorporated in 1984. Eagle is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). For its services, Eagle received an advisory fee (excluding waivers) from the Adviser at an annual rate of 0.20% of the Fund's average daily net assets. Commencing September 1, 2004, the Adviser manages the portfolio of the Government Bond Fund directly; and, the sub-advisory relationship with Eagle was terminated. At the August 2004 Board meeting, the Trustees considered Adviser's decision to not rely on the Sub-adviser and re-assessed Adviser's staffing and performance history for similar portfolios, agreeing that Adviser will be able to provide equal or better portfolio management services.

RESPONSIBILITIES AND FEE INFORMATION. The Adviser pays a fee to each of the Sub-advisers. These fees do not increase the fees paid by shareholders of the Funds. Table 1D in Appendix B shows the aggregate dollar amount of fees paid by the Trust to the Sub-adviser for each Fund.

The Adviser performs internal due diligence on each sub-adviser and monitors each sub-adviser's performance using its proprietary investment adviser selection and monitoring process. The Adviser will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser's compliance with the Fund's fundamental investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for the Fund, and recommending to the Board whether Sub-advisory Agreements should be renewed, modified or terminated. The Adviser also may from time to time recommend that the Board replace one or more sub-advisers or appoint additional sub-advisers, depending on the Adviser's assessment of what combination of sub-advisers it believes will optimize each Fund's chances of achieving its investment objectives. The Sub-advisory Agreements with respect to the Funds are nearly identical to the Adviser's agreement, except for the fees payable and certain other non-material matters.

Renewal of Sub-Advisory Agreement

The Sub-Advisory Agreement between Davis Hamilton Jackson & Associates ("DHJA"), Parkway and the Trust on behalf of the Growth Equity Fund (the "Fund") was renewed on November 16, 2004, by the Board of Trustees (including a majority of the Independent Trustees) (the "Board") through December 1, 2005. In determining to renew the Sub-Advisory Agreement the Board requested, was provided with, and reviewed data concerning advisory and other services provided by DHJA - including data concerning other businesses and comparative data obtained from Alpha Consulting Group (part of Wachovia Securities, LLC) (the "Alpha") related to the Fund performance and expenses. The Board considered:

1. In connection with reviewing data bearing on the nature, quality and extent of services furnished by DHJA to the Fund, the Board assessed data concerning DHJA's staffing, systems, and facilities. The Board also assessed DHJA's non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

      a. That the breadth and the quality of investment advisory and other services being provided to the Fund is satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds;

      b. That DHJA has made significant expenditures to ensure that it has the systems and personnel necessary for it to be able to continue to provide quality service to the Fund's shareholders; and

      c. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by Parkway to the Funds, and is charging fair, reasonable, and competitive fees.

2. In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by DHJA and its related companies from the relationship with the Trust, the Board considered Alpha's comparative data, data concerning DHJA's soft-dollar arrangements, costs borne by DHJA in providing sub-advisory services to the Fund and the profitability of DHJA in light of the estimated profitability analyses which had been provided by DHJA, and other benefits to DHJA from serving as the Fund's sub-adviser.

      a. With respect to the soft-dollar arrangements the Board had assessed all facets of the arrangements - including the quality of trade execution. It was noted that DHJA receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists DHJA in providing quality investment advisory services to the Fund and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with fund brokerage practice and benefit the Fund and its shareholders.

      b. The Board also noted the risks assumed by DHJA in providing investment advisory services to the Fund, including the capital commitments which have been made in the past and which continue to be made by DHJA to ensure the continuation of quality of service to the Fund is made with the recognition that the Fund's sub-advisory relationship with DHJA can be terminated at any time and must be renewed on an annual basis.

3. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Alpha concerning funds of similar size and funds of larger size, as well as data concerning DHJA's other clients and noted:

      a. That upon review of the advisory fee structures of the Fund in comparison with other similarity-managed funds, the level of investment advisory fees paid by the Fund is competitive;

      b. That the expense ratio of the Fund is competitive and in many instances lower than those of similarly-managed funds;

      c. That the advisory and other fees payable by the Fund to DHJA are essentially fees which would be similar to those which would have resulted solely from "arm's-length bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation; and

      d. The fees paid to DHJA by other institutional accounts are not lower than the fees paid by the Fund.

Based on these considerations, among others, the Board, including all the Independent Trustees, concluded that the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders; that the services to be performed under the agreement were services required for the operation of the Fund; DHJA had provided satisfactory advisory services to the Fund in the past, and the fees for the advisory services which DHJA would perform and other benefits from the relationship with the Trust are consistent with the fees paid by similar funds, are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

SEC EXEMPTIVE ORDER. The Trust and the Adviser are applying for an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval. The exemptive order would also permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers' fees only in the aggregate for the Fund.

Prior to October 2002 the Trust operated under an exemptive order covering sub-adviser matters. With the October 1, 2002, change in investment advisers, the Trust could no longer utilize the exemptive order. On November 29, 2002, shareholders instructed management to submit an application for an exemptive order on the same terms and conditions as the prior order. On October 23, 2003, the SEC proposed Rule 15a-5 under the Investment Company Act of 1940 that would allow funds to operate under conditions like those in the application for an exemptive order. The SEC staff has been advised that the Trust and the Adviser wish to proceed with the application and that they have added a condition to the application providing that any exemptive order will terminate if and when Rule 15a-5 is adopted. In January 2005 the SEC staff provided comments on the application for exemption. There is no assurance that exemptive relief will be granted.

Portfolio Managers

Carl C. Peterson, Chief Executive Officer and Principal of the Adviser, and Theron R. Holladay, Chief Investment Officer of the Adviser, are responsible for management of the Value Equity Fund and Government Bond Fund portfolios. The number of other accounts and the total assets in the accounts managed by Messrs. Peterson and Holladay at December 31, 2004: (A) Registered investment companies
- none; (B) Other pooled investment vehicles - two with assets of $2,745,305 ($127,256 of which are in the Funds); and (C) Other accounts - 63 with assets of $508,650,561 ($46,702,727 of which are in the Funds). Except as otherwise negotiated, the Adviser has voluntarily waived its advisory fees to the extent and in the amount client assets are invested in the Funds, the Adviser does not receive duplicative compensation. In addition, there are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts; and accounts are treated equally when trades are allocated.

The compensation for Messrs. Peterson and Holladay is a salary established by the Adviser's board of directors. The board may also grant a bonus; but, there is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the board considers in establishing the salaries; however, compensation is not based on investment performance or the value of assets held in the Funds' portfolios.

Robert C. Davis is the Growth Equity Fund's portfolio manager. Mr. Davis is a co-founder, principal and member of the executive committee of DHJA. The number of other accounts and the total assets in the accounts managed by Mr. Davis at December 31, 2004: (A) Registered investment companies - none; (B) Other pooled investment vehicles - none; and (C) Other accounts - 44 with assets of $1.7 billion ($16 million of which are in the Funds). To the extent client assets are invested in the Funds, DHJA does not receive duplicative compensation. In addition, there are four (4) accounts for which DHJA receives an advisory fee based on the performance of the account. (One account valued at $185 million is in the investment strategy employed to manage the Funds.) The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts; and accounts are treated equally when trades are allocated.

The compensation for Mr. Davis is a salary established by DHJA's executive committee. He may also receive a bonus and/or distribution of profits based on firm performance. There is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the executive committee uses in establishing the salaries because compensation is based on investment performance or the value of assets held in the Funds' portfolios.

The dollar range of each Fund's securities owned by each portfolio manager on December 31, 2004, is set forth below.

------------------------------------------------------------------------------------------------------------
                                                                 Dollar Range of         Dollar Range of
                                 Dollar Range of Securities    Securities in Growth    Securities in Value
Portfolio Manager                  in Government Bond Fund         Equity Fund             Equity Fund
------------------------------------------------------------------------------------------------------------
Carl C. Peterson                      $10,001 - $50,000         $10,001 - $50,000       $10,001 - $50,000
------------------------------------------------------------------------------------------------------------
Theron R. Holladay                       $0 - $10,000              $0 - $10,000            $0 - $10,000
------------------------------------------------------------------------------------------------------------
Robert C. Davis                             None                 Over $1,000,000              None
------------------------------------------------------------------------------------------------------------

Distributor

Distributor; Services and Compensation of Distributor

Citco Mutual Fund Distributor, Inc. ("CMFD"), the distributor (also known as principal underwriter) of the shares of each Fund, is located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. CMFD is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Under its agreement with the Trust, CMFD acts as the agent of the Trust in connection with the offering of shares of the Funds. CMFD continually distributes shares of the Funds on a best efforts basis. CMFD has no obligation to sell any specific quantity of Fund shares.

For its services, CMFD will receive an annual fee of $5,000 as full compensation for underwriting services for all Funds of the Trust.

Other Provisions of Distributor's Agreement

Memorial Funds appointed the underwriter, CMFD, as the exclusive agent for the distribution of its shares. The appointment was reviewed by the Board of Trustees at its meeting on August 19, 2003, and the current underwriting agreement became effective at the close of business on September 19, 2003. It shall continue in effect for two years from that date. Thereafter, the underwriting agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party and with respect to each class of a Fund for which there is an effective Plan, Trustees who do not have any direct or indirect financial interest in any such Plan applicable to the class or in any agreement to the Plan.

CMFD's agreement is terminable without penalty by the Trust with respect to a Fund on 30 days' written notice when authorized by the Trust, or CMFD.

Under its agreement, CMFD is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under its agreement, CMFD and certain related parties (such as CMFD officers and persons that control CMFD) are indemnified by the Trust against any and all claims and expenses in any way related to CMFD actions (or failures to act) that are consistent with CMFD contractual standard of care. This means that as long as CMFD satisfies its contractual duties, the Trust is responsible for the costs of: (1) defending CMFD against claims that CMFD breached a duty it owed to the Trust; and (2) paying judgments against CMFD.

CMFD may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Fund are sold without sales charges or, in the case of Institutional shares, distribution fees. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. When purchasing shares of the Fund in this manner, you should acquaint yourself with your institution's procedures and should read the Prospectus and this SAI in conjunction with any materials and information provided by your institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Shareholder Service and Distribution Plan - 12b-1 Plan

The Board of Trustees approved and recommended that shareholders of the Funds approve the conversion of the Trust's 1999 Shareholder Service Plan to a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). The 1999 Shareholder Service Plan limited use of plan proceeds to non-distribution services. The 12b-1 Plan continues the use of plan proceeds for payment of "non-distribution" services and has been expanded so that plan proceeds may be used to pay for "distribution services." The 12b-1 Plan, like the 1999 plan, allows each Fund to pay a fee at an annual rate of 0.25% of its average daily net assets for activities and expenses related to the distribution of its shares and services to shareholders. There was no change in the expense incurred by the Funds. The change relates to how plan monies may be used.

On January 30, 2004, shareholders of the Growth Equity Fund, Value Equity Fund and Government Bond Fund approved the 12b-1 Plan for their respective Fund.

Under the 12b-1 Plan the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Fund shares. The 1999 Shareholder Service Plan limited use of Fund assets to non-distribution servicing activity as follows:

      Service activities include, as applicable, (a) establishing and maintaining accounts and records relating to clients of a Service Provider, (b) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services, (c) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (d) assisting shareholders in arranging for processing purchase, exchange and redemption transactions, (e) arranging for the wiring of funds, (f) integrating periodic statements with other shareholder transactions, and (g) providing such other related services as the shareholder may request.

This use of Fund assets for non-distribution activities is included in the 12b-1 Plan along with the following distribution activities:

a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of shares of the Fund;

b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund or who render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Fund, and providing such other shareholder services as the Trust may reasonably request;

c) formation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

d)    preparation, printing and distribution of sales literature;

e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;

f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

The 12b-1 Plan also contains provisions required for compliance with and qualification under Rule 12b-1. These provisions or requirements do not change how the Trust has been operating. The provisions prescribe, among other things, that the plan will not become effective with respect to a Fund until the plan is approved the shareholders of that Fund;

      that the plan must be reviewed and approved to continue on an annual basis by independent Trustees;

      that the plan may not be amended with respect to a Fund to increase materially the maximum expenditures without approval of the shareholders of that Fund;

      that selection and nomination of independent Trustees is committed to the discretion of the then serving independent Trustees;

      that agreements related to the plan contain certain provisions; and

      that the persons responsible for administering the plan will provide and the Trustees will review data to assess the plan on a quarterly basis.

At the November 18, 2003, Board meeting, the Trustees considered data related to the Trust's agreement with PAGI under the 1999 Shareholder Service Plan. After review of the Shareholder Service Plan's history, alternatives to that plan, types of shareholders in the Funds, and data related to current and Rule 12b-1 use of plan proceeds, the Board asked for additional information so that it could make a more informed decision. On December 16, 2003, the Board met to consider whether to approve and to recommend that shareholders of the Funds approve the conversion of the 1999 Shareholder Service Plan into the 12b-1 Plan.

The Board determined that approval of the 12b-1 Plan is appropriate for three principal reasons. First, adopting the 12b-1 Plan is a prudent way to secure resources needed to engage third-party service providers who would make the Funds shares available to investors because the 12b-1 Plan would allow resources to be spent for both distribution and shareholder servicing activities. Second, the distribution and service fees under the 12b-1 Plan would be attractive to mutual fund supermarkets (or platforms) and others that would make the Funds shares available to investors, potentially resulting in greater growth of Funds assets and economies of scale with fixed expenses being spread over a larger asset base. Third, adoption of the 12b-1 Plan would not increase the Funds' net operating expenses. Accordingly, the Board of Trustees unanimously voted to recommend that the Funds' shareholders approve the 12b-1 Plan.

The 12b-1 Plan became effective as to each Fund when approved by shareholders at their January 30, 2004, meeting. Accordingly, the Funds did not make payments under the 12b-1 Plan during the fiscal year ending December 31, 2003.

Pursuant to the 12b-1 Plan, the Board appointed a person responsible for administering the plan. The Trustees noted that the plan's administrator will determine if a use of plan proceeds is for "distribution" or "non-distribution" services, disburse monies accordingly, and report to the Board as required by the 12b-1 Plan. They also noted that, to the extent plan proceeds are not disbursed to other service providers, the plan's administrator is entitled to retain the balance as compensation for its services. The Board discussed the benefits of continuing the appointment of PAGI pursuant to an agreement similar to the PAGI-Trust Shareholder Service Agreement - including, in particular, its knowledge of and relationship with the persons providing non-distribution services. PAGI has been designated as the administrator under the 12b-1 Plan and its agreement with the Trust has been conformed to the 12b-1 Plan.

Other Fund Service Providers

Administrator, Fund Accountant and Transfer Agent

CMFS, subject to the supervision of the Board of Trustees, pursuant to a Mutual Fund Services Agreement with the Trust, dated August 19, 2003, acts as the Trust's administrator, fund accountant, transfer agent and dividend disbursing agent.

As administrator, CMFS is responsible for the supervision of the overall management of the Trust, except for services performed by the Fund's Adviser under the Fund's investment advisory agreements, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

As fund accountant, CMFS provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund (and class), preparing the Funds' financial statements and assisting with the Funds' tax returns.

As transfer agent and dividend disbursing agent, CMFS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record, can answer shareholder inquiries concerning accounts, and perform other shareholder servicing functions.

For its services, CMFS will receive from the Trust (covering all Funds) annual compensation equal to the greater of either $175,000 or an annual rate of 0.10% of the average annual assets on the first $400 million, 0.04% of the average annual assets from $400 to $600 million, 0.03% of the average annual assets thereafter. In addition, each Fund pays an additional $25.00 per shareholder account for transfer agency services after the first 100 accounts. There is no charge for zero balance accounts. CMFS will charge $35,000 for each new fund added to the Trust. Table 2A in Appendix B shows the dollar amount of the fees paid by the Trust to CMFS, the amount of the fee waived by CMFS and the actual fee received by CMFS for its services.

The agreement is effective for a period of three years and one year thereafter and terminable without penalty by the Trust or by CMFS with respect to a Fund on 60 days' written notice. Under the agreement, CMFS is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

From December 1, 2001 to the close of business on September 19, 2003, InCap Service Company ("ISC") served as the Fund's administrator. ISC received for its services from each Fund at an annual rate as follows: 0.20% of the average annual assets on the first $25 million of each Fund, 0.15% of the average annual assets on the next $25 million of each Fund, 0.10% of the average annual assets on the next $50 million of each Fund, 0.075% of the average annual assets on the next $300 million of each Fund, and 0.03% thereafter. In addition, each Fund paid an additional $12.00 per shareholder account for transfer agency services. Notwithstanding the above, the minimum fee to be paid per Fund was $60,000 for the first year and $71,000 thereafter. Table 2B in Appendix B shows the dollar amount of the fees paid by the Trust to ISC, the amount of the fee waived by ISC and the actual fee received by ISC for its services.

Custodian

As custodian, pursuant to an agreement with the Trust, Investors Bank & Trust Company safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ foreign sub-custodians to provide custody of a Fund's foreign assets. The Custodian is located at 200 Clarendon Street, Boston, Massachusetts 02105.

For its services, the Custodian receives a fee from each Fund at an annual rate as follows: (1) 0.01% of the average daily net assets of the Fund for the first $100 million in Fund assets; and (2) 0.005% of the average daily net assets of the Fund for remaining Fund assets. The Custodian is also paid certain transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

Legal Counsel

Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is legal counsel to the Trust.

Independent Auditors

Cohen McCurdy, Ltd., 826 Westpoit Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as auditor for each Fund. The auditor audits the annual financial statements of the Funds and provides the Funds with an audit opinion. The auditor also prepares each Fund's tax returns.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

How Securities Are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected; (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser or Sub-adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser or Sub-adviser will utilize the services of others.

Purchases of securities from underwriters include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Commissions Paid

Table 3 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented are for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period, except as otherwise noted. The table also indicates the reason for any material change in the last two years in the amount of brokerage commissions paid by a Fund.

With respect to the Value Equity Fund after March 1, 2004, when the Adviser assumed direct management of the portfolio from PPM under the circumstances (including the small size of the Fund and its transactions) essentially all brokerage fees were paid to Morgan Keegan. Transactions for the Value Equity Fund and other clients of the Adviser are placed with that firm at a negotiated rate. The Adviser monitors the rate execution prices and brokerage service provided to assess the benefits to the Fund and other clients.

Adviser Responsibility for Purchases and Sales

The Adviser or Sub-adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in their discretion. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser or Sub-adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser or Sub-adviser seeks "best execution" for all portfolio transactions. This means that the Adviser or Sub-adviser seeks the most favorable price and execution available. The Adviser or Sub-adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser or Sub-adviser of each Fund takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser or Sub-adviser's duties, the Adviser or Sub-adviser may: (1) consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund; and (2) take into account payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

Obtaining Research from Brokers

The Adviser or Sub-adviser may give consideration to research services furnished by brokers to the Adviser or Sub-adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser or Sub-adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser or Sub-adviser in connection with services to clients other than the Funds, and not all research services may be used by the Adviser or Sub-adviser in connection with the Funds. The Adviser or Sub-adviser's fees are not reduced by reason of the Adviser or Sub-adviser's receipt of research services.

The Adviser or Sub-adviser has full brokerage discretion. It evaluates the range of quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the sub-adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser or Sub-adviser may place an order with a broker and pay a slightly higher commission than another broker might charge. If this is done, it will be because of the Adviser or Sub-adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser or Sub-adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser or Sub-adviser's are involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Funds' shareholders.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser or Sub-adviser, some of which accounts may have similar investment objectives.

Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser or Sub-adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner, which is deemed equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

In some cases, a client may direct the Adviser or Sub-adviser to use a broker or dealer of the client's choice. If the client directs the Adviser or Sub-adviser to use a particular broker, the Adviser or Sub-adviser may not be authorized to negotiate commissions and may be unable to obtain volume discounts or best execution. In these cases, there could be some disparity in commission charges among these clients.

Counterparty Risk

The Adviser or Sub-adviser monitors the creditworthiness of counterparties to its Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions through Affiliates

The Adviser and Sub-adviser do not effect brokerage transactions through affiliates of the Adviser or Sub-adviser (or affiliates of those persons).

Other Accounts of the Adviser or Sub-adviser

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or Sub-adviser. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security. In that event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser or Sub-adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Fund's Adviser or Sub-adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

Securities of Regular Broker-Dealers

From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. During the past fiscal year, there were no regular brokers and dealers for any Fund.

--------------------------------------------------------------------------------
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

General Information

Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Additional Purchase Information

Shares of each Fund are sold on a continuous basis by the distributor at net asset value ("NAV") per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share.

Fund shares are normally issued for cash only. In the Adviser or Sub-adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

UGMAs/UTMAs

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

Purchases through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

Growth Equity Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers, including Charles Schwab & Co, Inc., are authorized to designate other intermediaries to receive purchase and redemption orders on Growth Equity Fund's behalf. Growth Equity Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at Growth Equity Fund's Net Asset Value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Growth Equity Fund.

Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

Additional Redemption Information

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.

Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

Redemption-In-Kind

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Trust determines conditions exist which would make payment in cash detrimental to the best interests of a Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV Determination

In determining a Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price or official closing price, as applicable. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Distributions

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

Shareholder Services

RETIREMENT ACCOUNTS. The Funds may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively, "IRAs"). Call the Funds at (888) 263-5593 to obtain an IRA account application. Generally, investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when withdrawn. You generally may contribute up to $3,000 annually to an IRA. If you are age 50 or older, you may contribute an additional $500. Only contributions to Traditional IRAs are tax-deductible. However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you (or you and your spouse) have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $7,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. (If you are age 50 or older, you may contribute a greater amount.) Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your compensation or $200,000.

This information on IRAs is based on regulations in effect as of January 1, 2001, and summarizes only some of the important federal tax considerations affecting IRA contributions. These comments are not meant to be a substitute for tax planning. Consult your tax advisers about your specific tax situation.

Exchanges

By making an exchange by telephone, you authorize the Transfer Agent to act on telephonic instructions believed by the Transfer Agent to be genuine instructions from any person representing himself or herself to be you. The records of the Transfer Agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

--------------------------------------------------------------------------------
TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax adviser as to the Federal, state, local and foreign tax provisions applicable to them.

Qualification as a Regulated Investment Company

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year-end of each Fund is December 31 (the same as the Fund's fiscal year end).

Meaning of Qualification

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company, a Fund must satisfy the following requirements:

o The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income tax.

Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to shareholders as ordinary income. In the case of Growth Equity Fund and Value Equity Fund, a portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Funds may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares. These distributions do not qualify for the dividends-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Funds' financial statements. Any such losses may not be carried back.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder's tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder's basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to them during the year.

Certain Tax Rules Applicable to the Funds Transactions

For Federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of Section 1256 contracts.

If a Fund invests in the securities of foreign issuers, the Fund's income may be subject to foreign withholding taxes.

Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if elected by the Fund) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year (unless the election described above has been made).

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale or Redemption of Shares

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's Federal income tax liability or refunded.

Foreign Shareholders

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. Federal income tax on gain realized on the sale of shares of a Fund and distributions of net capital gain from a Fund.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. Federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

State and Local Taxes

The tax rules of the various states of the U.S. and local jurisdictions with respect to distributions from a Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund.

--------------------------------------------------------------------------------
OTHER MATTERS
--------------------------------------------------------------------------------

General Information on Trust and Shares

Structure

The Trust was organized as a business trust under the laws of the State of Delaware on November 26, 1997. The Trust has operated under that name and as an investment company since that date.

The Trust is registered with the SEC as an open-end, management investment company (a "mutual fund") under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

o Institutional Shares of each of Government Bond Fund, Growth Equity Fund and Value Equity Fund.

Prior to February 29, 2000, the Trust consisted of the following additional shares of beneficial interest:

o Trust Shares of each of Government Bond Fund, Growth Equity Fund and Value Equity Fund.

On February 28, 2000, existing Trust Shares were reclassified as Institutional Shares of beneficial interest.

Each Fund is a series of Memorial Funds. It is not intended that meetings of shareholders be held except when required by Federal or Delaware law. All shareholders of each Fund are entitled to vote at shareholders' meetings unless a matter is determined to affect only a specific Fund (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or Memorial Funds. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Funds do not intend to exercise control over the management of companies in which they invest.

The Trust and each Fund will continue indefinitely until terminated.

Not all Funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a Fund's availability.

Shareholder Voting and Other Rights

Each share of each series of the Trust has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Generally, shares will be voted separately by individual series except: (1) when required by applicable law, shares shall be voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such series shall be entitled to vote thereon. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

A shareholder or shareholders representing 33?% or more of the outstanding shares entitled to vote may, as set forth in the Trust Instrument, call meetings of the Trust (or Fund) for any purpose related to the Trust (or Fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Certain Reorganization Transactions

The Trust or any Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the Fund. The Trustees may, without prior shareholder approval: (1) cause the Trust or any Fund to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another company registered as an open-end, management investment company under the 1940 Act, or a series thereof: (2) cause any or all shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (3) cause the Trust to incorporate or organize under the laws of any state, commonwealth, territory, dependence, colony or possession of the United States of America or in any foreign jurisdiction.

Fund Ownership

As of January 31, 2005, the percentage of shares owned by all officers and Trustees of the Trust as a group was as follows. To the extent officers and Trustees own less than 1% of the shares of each Fund (or of the Trust), the table reflects "N/A" for not applicable.

--------------------------------------------------------------------------------
Fund (or Trust)                               Percentage of Shares Owned
--------------------------------------------------------------------------------
The Trust                                                N/A

Government Bond Fund                                     N/A

Growth Equity Fund                                       N/A

Value Equity Fund                                        N/A


Also as of that date, certain shareholders of record owned 5% or more of each Fund. Shareholders known by a Fund to own beneficially 5% or more of the Fund are listed in Table 4 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of January 31, 2005, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

Controlling Person Information

--------------------------------------------------------------------------------
                                                              Percentage of
   Shareholder                  Fund (or Trust)               Shares Owned
--------------------------------------------------------------------------------
   ISTCO                        Government Bond Fund              55.20

   Wells Fargo Bank             Growth Equity Fund                25.99

   Charles Schwab               Growth Equity Fund                35.15

   Wells Fargo Bank             Value Equity Fund                 45.79


Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each bond, note or contract, or other undertaking entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument (the document that governs the operation of the Trust) provides that the shareholder, if held to be personally liable solely by reason of being or having seen a shareholder of such series, shall be entitled out of the assets the applicable series' property to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. It is believed that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust or its shareholders for any act, omission or obligation of the Trust or any Trustee. In addition, the Trust Instrument provides that the Trustees shall not be liable for any act, omission or any conduct whatsoever in his capacity as a Trustee, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Code of Ethics

The Trust, the Adviser, the Sub-advisers, and CMFD have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Funds and personnel of the Funds, the Adviser, the Sub-advisers, and CMFD. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Funds. The codes require all covered persons to conduct their personal securities transactions in a manner which do not operate adversely to the interests of the Funds or other clients. Copies of the codes of ethics have been field with the SEC as exhibits to the Trust's registration statement which is available on the SEC's website at: http://www.sec.gov. The Trust's code of ethics is available free of charge upon request by calling (800) 692-5123 or writing:

                                    MEMORIAL FUNDS
                                    c/o Parkway Advisors, L.P.
                                    6550 Directors Parkway
                                    Abilene, Texas 79606

Portfolio Holdings Disclosure Policy

It is the policy of the Trust to protect the confidentiality of fund holdings and prevent the selective disclosure of nonpublic information about fund portfolio holdings. The Trust publicly discloses holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Funds' service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Funds' custodians, fund accountants, investment adviser and sub-advisers, independent public accountants, attorneys, officers and Trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Periodically, the Trust or its duly authorized service providers may distribute certain fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the Funds' website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the Funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Funds before the portfolio holdings or results of the analysis become public information. The Adviser receives no compensation for disclosure of portfolio holdings.

The adviser/sub-advisers of the funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities that may be purchased for the Funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

The Board has approved the Trust's portfolio holdings disclosure policies and procedures and must approve any material change to such policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Trust's Chief Compliance Officer. The Board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter, and any waiver or exception to the policies and procedures will be reported to the Board.

Proxy Voting Procedures

The Trust had adopted policies and procedures to be used in connection with voting proxies relating to portfolio securities. The policies and procedures were instructions to the Adviser on how to vote when specified matters were presented for shareholder vote. In anticipation of recently adopted regulations concerning proxy voting becoming effective, Trust procedures have been expanded to cover recordkeeping, reporting, supervision and conflicts of interest. If there is a conflict between the interest of the Adviser and Fund shareholders that is not covered by the list of specified matters, then the Board of Trustees or a designated disinterested Trustee must be contacted for a decision on how to vote on the matter. A copy of the Trust's Proxy Voting Procedures is attached as Appendix D. Beginning in late August 2004 for the 12 month period ended June 30, 2004, the Trust will, without charge, provide a copy of its proxy voting record to shareholders requesting same by calling (800) 692-5123. The proxy voting record will also be available on the SEC's website at: http://www.sec.gov.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, the copy of such contract or other documents filed as exhibits to the registration statement.

Financial Statements

The financial statements of the Funds for the year ended December 31, 2004, included in the Annual Report to shareholders of the Trust are incorporated herein by reference. These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and independent auditors' report.

--------------------------------------------------------------------------------
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

Corporate Bonds (Including Convertible Bonds) and Preferred Stock

Moody's Investors Service

  Aaa Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

  A Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Continued Appendix A


  Caa Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor's Corporation

  AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB           An obligation rated BBB exhibits adequate protection parameters.
                However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

Continued Appendix A


  BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC An obligation rated CC is currently highly vulnerable to nonpayment.

  C An obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                The `r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Fitch Ratings

Investment Grade

  AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Continued Appendix A

  AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

  BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,        High default risk. Default is a real possibility. Capacity for
  CC,         meeting financial commitments is solely reliant upon sustained,
  C           favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

  DDD,        Default. The ratings of obligations in this category are based on
  DD,         their prospects for achieving partial or full recovery in a
  D           reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
              `DDD' obligations have the highest potential for recovery, around
              90% - 100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below
              50%.

Continued Appendix A


Short Term Ratings

Moody's Investors Service

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                      o Leading market positions in well-established industries.

                      o    High rates of return on funds employed.

                      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime           Issuers rated Not Prime do not fall within any of the
                      Prime rating categories.

Standard & Poor's

  A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Continued Appendix A

  A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

     F1 Obligations assigned this rating are considered to have the highest credit quality. This rating indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Obligations assigned this rating are considered to have good credit quality. This rating indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Obligations assigned this rating are considered to have fair credit quality. This rating indicates an adequate capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade.

     B            Obligations assigned this rating are considered speculative.
                  This rating indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C Obligations assigned this rating are considered to have a high default risk. This rating indicates that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D Obligations assigned this rating are in actual or imminent payment default.

--------------------------------------------------------------------------------
APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

Table 1 - Investment Advisory Fees

A. The following table shows the dollar amount of fees paid to the Adviser with respect to each Fund, the amount of that fee waived by the Adviser, if any, and the actual fee received by the Adviser during its tenure beginning October 1, 2002 through December 31, 2003. During this period the Adviser, pursuant to its agreement to assume certain expenses of the Funds, has paid Fund expenses in excess of fees retained.

------------------------------------------------------------------------------------------------------------
          Government Bond Fund                                   Advisory     Advisory Fee      Advisory Fee
                                                                 Fee Paid        Waived           Retained
------------------------------------------------------------------------------------------------------------
          Year Ended December 31, 2004                           $125,365       $53,728          $71,637
          Year Ended December 31, 2003                           $ 68,056       $     0          $68,056
          Three Month Period Ended December 31, 2002             $ 12,348       $   237          $ 9,977

------------------------------------------------------------------------------------------------------------
                                                                 Advisory     Advisory Fee      Advisory Fee
          Growth Equity Fund                                     Fee Paid        Waived           Retained
------------------------------------------------------------------------------------------------------------
          Year Ended December 31, 2004                           $73,803        $29,521          $44,282
          Year Ended December 31, 2003                           $50,350        $     0          $50,350
          Three Month Period Ended December 31, 2002             $ 7,433        $ 1,543          $ 5,890

------------------------------------------------------------------------------------------------------------
                                                                 Advisory     Advisory Fee      Advisory Fee
          Value Equity Fund                                      Fee Paid        Waived           Retained
------------------------------------------------------------------------------------------------------------
          Year Ended December 31, 2004                           $28,245        $11,298          $16,947
          Year Ended December 31, 2003                           $15,565        $     0          $15,565
          Three Month Period Ended December 31, 2002             $ 2,038        $   447          $ 1,591


B. The following table shows the dollar amount of fees paid to Memorial Investment Advisers, Inc. ("MIA") with respect to each Fund, the amount of fee that was waived by MIA, if any, and the actual fee received by the MIA from January 1, through September 30, 2002.

------------------------------------------------------------------------------------------------------------
          Government Bond Fund                                   Advisory     Advisory Fee      Advisory Fee
                                                                 Fee Paid        Waived           Retained
------------------------------------------------------------------------------------------------------------
          Nine Month Period Ended September 30, 2002              $29,892        $1,300           $28,592

------------------------------------------------------------------------------------------------------------
                                                                 Advisory     Advisory Fee      Advisory Fee
          Growth Equity Fund                                     Fee Paid        Waived           Retained
------------------------------------------------------------------------------------------------------------

          Nine Month Period Ended September 30, 2002              $21,833        $1,871           $19,962

------------------------------------------------------------------------------------------------------------
                                                                 Advisory     Advisory Fee      Advisory Fee
          Value Equity Fund                                      Fee Paid        Waived           Retained
------------------------------------------------------------------------------------------------------------

          Nine Month Period Ended September 30, 2002              $ 6,370        $ 546            $ 5,824

Continued Appendix B


D. The following table shows the aggregate dollar amount of fees paid by the Adviser to the Sub-adviser with respect to each Fund.

------------------------------------------------------------------------------------------------------------
               Government Bond Fund                                Aggregate Dollar Amount Paid
------------------------------------------------------------------------------------------------------------
                    Year Ended December 31, 2004                              $42,589
                    Year Ended December 31, 2003                              $35,500
                    Year Ended December 31, 2002                              $35,064

------------------------------------------------------------------------------------------------------------
               Growth Equity Fund                                  Aggregate Dollar Amount Paid
------------------------------------------------------------------------------------------------------------
                    Year Ended December 31, 2004                              $44,282
                    Year Ended December 31, 2003                              $27,047
                    Year Ended December 31, 2002                              $24,236

------------------------------------------------------------------------------------------------------------
               Value Equity Fund                                   Aggregate Dollar Amount Paid
------------------------------------------------------------------------------------------------------------
                    Year Ended December 31, 2004                              $2,091
                    Year Ended December 31, 2003                              $8,367
                    Year Ended December 31, 2002                              $6,951

Table 2A - CMFS Combined Administration, Accounting and Transfer Agent Service Fees

The following table shows the dollar amount of fees paid to Citco Mutual Fund Services, Inc. ("CMFS") with respect to services rendered for each Fund, the amount of fee that was waived by CMFS, if any, and the actual fee received by CMFS.

   ---------------------------------------------------------------------------------------------------------
   Government Bond Fund                                  Service Fee       Service Fee      Service Fee
                                                            Paid             Waived           Retained
   ---------------------------------------------------------------------------------------------------------
   Year Ended December 31, 2004                           $109,135             $0             $109,135
   September 23 to December 31, 2003                      $ 27,133             $0             $ 27,133
   ---------------------------------------------------------------------------------------------------------

   Growth Equity Fund                                    Service Fee       Service Fee      Service Fee
                                                            Paid             Waived           Retained
   ---------------------------------------------------------------------------------------------------------
   Year Ended December 31, 2004                           $ 48,080             $0             $ 48,080
   September 23 to December 31, 2003                      $ 16,321             $0             $ 16,321
   ---------------------------------------------------------------------------------------------------------

   Value Equity Fund                                     Service Fee       Service Fee      Service Fee
                                                            Paid             Waived           Retained
   ---------------------------------------------------------------------------------------------------------
   Year Ended December 31, 2004                           $17,785              $0             $ 17,785
   September 23 to December 31, 2003                      $ 4,975              $0             $  4,975
   ---------------------------------------------------------------------------------------------------------

Continued Appendix B


Table 2B - ISC Combined Administration, Accounting and Transfer Agent Service
Fees

The following table shows the dollar amount of fees paid to InCap Service Company ("ISC") with respect to services rendered for each Fund, the amount of fee that was waived by ISC, if any, and the actual fee received by ISC.

   ---------------------------------------------------------------------------------------------------------
   Government Bond Fund                                     Service Fee       Service Fee        Service Fee
                                                               Paid             Waived            Retained
   ---------------------------------------------------------------------------------------------------------
   January 1, 2003 to September 22, 2003                      $53,251             $0               $53,251
   Year Ended December 31, 2002                               $62,999             $0               $62,999

   ---------------------------------------------------------------------------------------------------------
                                                            Service Fee       Service Fee        Service Fee
   Growth Equity Fund                                          Paid             Waived            Retained
   ---------------------------------------------------------------------------------------------------------
   January 1, 2003 to September 22, 2003                      $53,251             $0               $53,251
   Year Ended December 31, 2002                               $62,999             $0               $62,999

   ---------------------------------------------------------------------------------------------------------
                                                            Service Fee       Service Fee        Service Fee
   Value Equity Fund                                           Paid             Waived            Retained
   ---------------------------------------------------------------------------------------------------------
   January 1, 2003 to September 22, 2003                      $53,251             $0               $53,251
   Year Ended December 31, 2002                               $62,999             $0               $62,999

Table 3 - Commissions

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

------------------------------------------------------------------------------------------
           Government Bond Fund                                  Aggregate Commission Paid
------------------------------------------------------------------------------------------
                Year Ended December 31, 2004                                 $0
                Year Ended December 31, 2003                                 $0
                Year Ended December 31, 2002                                 $0

------------------------------------------------------------------------------------------
           Growth Equity Fund                                    Aggregate Commission Paid
------------------------------------------------------------------------------------------
                Year Ended December 31, 2004                              $41,611
                Year Ended December 31, 2003                              $22,008
                Year Ended December 31, 2002                              $14,335

------------------------------------------------------------------------------------------
           Value Equity Fund                                     Aggregate Commission Paid
------------------------------------------------------------------------------------------
                Year Ended December 31, 2004                               $12,736
                Year Ended December 31, 2003                               $2,106
                Year Ended December 31, 2002                               $3,552

Continued Appendix B


Table 4 - 5% Shareholders

The following table lists the persons who owned of record 5% or more of the outstanding shares of a Fund as of January 31, 2005.

    ----------------------------- -------------------------------------------- ---------------- -----------------
    Fund Name                     Name and Address                                 Shares          % of Fund
    ----------------------------- -------------------------------------------- ---------------- -----------------
    Government Bond Fund          Wells Fargo Bank Minnesota TTEE FBO TX           614,167           14.50
                                  Prepaid Funeral FD A/C 13497900
                                  PO Box 1533
                                  Minneapolis, MN 55480
    ----------------------------- -------------------------------------------- ---------------- -----------------
                                  Bank of America                                  626,364           14.78
                                  ATTN Mutual Funds
                                  PO Box 831575
                                  Dallas, TX  75283-1575
                                  ISTCO                                           2,338,692          55.20
    ----------------------------- -------------------------------------------- ---------------- -----------------
    Growth Equity Fund            Wells Fargo Bank Minnesota TTEE FBO TX           645,291           31.79
                                  Prepaid Funeral FD A/C 13497900
                                  PO Box 1533
                                  Minneapolis, MN  55480

                                  Charles Schwab & Co Inc -                        713,433           35.15
                                  Mutual FD SPL CSTDY A-C For BNFT Cust 101
                                  Montgomery Street San Francisco, CA 94104

                                  Bear Stearns Securities                          118,084            5.82
    ----------------------------- -------------------------------------------- ---------------- -----------------

Continued Appendix B

    ----------------------------- -------------------------------------------- ---------------- -----------------
    Fund Name                     Name and Address                                 Shares          % of Fund
    ----------------------------- -------------------------------------------- ---------------- -----------------
    Value Equity Fund             Wells Fargo Bank MN TTEE FBO                     313,473           54.16
                                  TX Prepaid Funeral Non-Grantor
                                  A/C 13497900
                                  PO Box 1533
                                  Minneapolis, MN  55480

                                  HUBCO                                            39,315             6.79
                                  Regions Financial Corp.
                                  PO Box 830688
                                  Birmingham, AL 35283
                                  ISTCO                                            77,724            13.43
    ----------------------------- -------------------------------------------- ---------------- -----------------

--------------------------------------------------------------------------------
APPENDIX C - PERFORMANCE DATA
--------------------------------------------------------------------------------

Table 1 - Yields

For the 30-day period ended December 31, 2004, the annualized yield of on shares of the Government Bond Fund was as follows.

               ------------------------------------- --------------------------
                       Government Bond Fund                    Yield
               ------------------------------------- --------------------------
                              Shares                           2.77%

Table 2 - Total Returns

The Average Annual Total Returns of each Fund for the period ended December 31, 2004, was as follows. The average total return of the "Trust Share" class of the Growth Equity Fund and the Value Equity Fund was for the period ended February 28, 2000, the date of reclassification.

Non Standardized Returns (without a sales load)

   ---------------------- ----------- ---------- ----------- ----------- ----------- ---------- -------- -----------
                                                  Calendar
    Government Bond Fund   One Month   Three      Year to     One Year    Three        Five       Ten      Since
                                       Months       Date                  Years        Years     Years   Inception
   ---------------------- ----------- ---------- ----------- ----------- ----------- ---------- -------- -----------
   Shares
      Return Before         0.33%      (0.06)%     1.82%       1.82%       3.51%       5.84%      N/A      5.11%
        Taxes
      Return After          0.25%      (0.31)%     0.84%       0.84%       2.38%       4.30%      N/A      3.34%
        Taxes on
        Distributions
      Return After          2.63%      (0.16)%     1.18%       1.18%       2.37%       4.08%      N/A      3.28%
        Taxes on
        Distributions
        and Sale of
        Fund Shares.
   ---------------------- ----------- ---------- ----------- ----------- ----------- ---------- -------- -----------

Continued Appendix C

   ---------------------- ----------- ---------- ----------- ----------- ----------- ---------- -------- -----------
                                                  Calendar
   Growth Equity Fund     One Month    Three      Year to     One Year    Three       Five       Ten      Since
                                       Months      Date                   Years       Years     Years   Inception
   ---------------------- ----------- ---------- ----------- ----------- ----------- ---------- -------- -----------
   Shares
      Return Before         4.11%      10.21%      4.11%       4.11%      (0.27)%     (4.66)%     N/A      2.56%
        Taxes
      Return After          4.08%      10.18%      4.08%       4.08%      (0.28)%     (5.57)%     N/A      0.80%
        Taxes on
        Distributions
      Return After          37.79%     29.51%       2.71%       2.71%     (0.23)%     (4.06)%     N/A      1.46%
        Taxes on
        Distributions
        and Sale of
        Fund Shares.
   ---------------------- ----------- ---------- ----------- ----------- ----------- ---------- -------- -----------

   ---------------------- ----------- ---------- ----------- ----------- ----------- ---------- -------- -----------
                                                 Calenday
   Value Equity Fund      One Month   Three       Year to      One Year   Three       Five       Ten      Since
                                       Months      Date                   Years       Years     Years   Inception
   ---------------------- ----------- ---------- ----------- ----------- ----------- ---------- -------- -----------
   Shares
      Return Before         4.80%       9.38%     15.18%       15.18%      10.95%     10.60%      N/A      5.80%
        Taxes
      Return After          4.78%       9.35%     15.01%       15.01%      10.60%     10.11%      N/A      5.39%
        Taxes on
        Distributions
      Return After          45.12%     26.85%     10.05%       10.05%      9.25%       8.93%      N/A      4.76%
        Taxes on
        Distributions
        and Sale of
        Fund Shares.
   ---------------------- ----------- ---------- ----------- ----------- ----------- ---------- -------- -----------

--------------------------------------------------------------------------------
APPENDIX D - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES

The Board of Trustees of Memorial Funds (the "Company") notes the January 31, 2003, Securities and Exchange Commission ("SEC") releases adopting various rules
- including, among others, Investment Company Act of 1940 Rule 30b1-4 and Investment Adviser Act of 1940 Rule 206(4)-6. These procedures have been adopted in light of those releases. It is the intent of the Board that the Company's procedures be consistent with those of the Company's investment adviser to avoid unnecessary expenses.

A.    Guidelines

It is the policy of the Company to vote proxies for all accounts for which it has voting authority in a manner in which the Company believes to be in the best interests of its clients and Plan participants. The Company recognizes that in many instances the interests of corporate management may not be consistent with what the Company views to be in the best interests of the Plan participant. Therefore, the Company has adopted the following general procedures:

      1. CONFIDENTIAL VOTING AND SHAREHOLDER ACTIONS: The Company believes that the proxy voting systems should provide access to both management and shareholders. As such, the Company would tend to vote in favor of shareholder resolutions requesting that corporations adopt policies that comprise both confidential voting and the use of independent inspectors of elections.

            The Company would also generally oppose any measures that would restrict the right of shareholders to act by written consent or to call a special meeting of the shareholders.

      2. POISON PILLS AND GOLDEN PARACHUTES: The Company believes that the shareholders of a corporation should have the right to vote upon decisions in which there is a real or potential conflict between the interests of shareholders and those of management.

            Thus, the Company will vote in favor of shareholder proposals requesting that a corporation submit a "poison pill" for shareholder ratification. We will examine, on a case-by-case basis, shareholder proposals to redeem a "poison pill" and management proposals to ratify a "poison pill". The Company will also vote in favor of proposals that "golden parachute" proposals be submitted for shareholder approval.

      3. ELECTION OF DIRECTORS: The Company believes that one of the primary rights of a shareholder is the right to vote for the election of directors. We feel that all members of the board of directors should stand for election each year, and will, therefore, vote against a classified or "staggered" board.

      4. VOTING RIGHTS: The Company believes that each shareholder should have equal voting rights. The Company will vote against dual class voting and other unequal voting structures.

Continued Appendix D


      5. FAIR PRICE AMENDMENTS: The Company believes that "fair price amendments" can protect shareholders from coercive and discriminatory tender offers. The Company will generally vote in favor of fair price provisions and in favor of other measures which we feel will protect shareholders from coercive takeover bids which do not provide for fair and equal treatment of all shareholders.

      6. TARGET SHARE PAYMENTS: The Company believes that shareholders should have the right to vote on the placement of blocks of a corporation's stock in the hands of persons friendly to management.

            The Company will vote in favor of shareholder proposals which request that corporations first obtain shareholder authorization before issuing any significant amount of voting stock (whether common or preferred), rights, warrants or securities convertible into voting stock to any person or group. We believe that shareholders should have the right to vote on placements that could enable management of a corporation to defeat a tender offer that may be in the best interests of shareholders.

      7. TENDER OFFERS: The Company will consider tender offers on a case-by-case basis.

B.    Conflicts

The Company recognizes that proxy proposals may present a conflict between the interests of fund shareholders and those of the fund's investment adviser, principal underwriter, or other service providers or certain other affiliates. Therefore, the Company has adopted the following conflict procedures:

      1. IDENTIFYING CONFLICTS: The person assigned responsibility for voting proxies shall, when reviewing proxy materials, identify conflicts of interest including, for example:

            a. when the adviser (or its affiliate) is or is seeking to manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies or;

            b. has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

      2. DATA FOR IDENTIFYING CONFLICTS: The person assigned responsibility for voting proxies shall advise Company management (or the fund's investment adviser) of companies soliciting proxies, and management shall advise if there are any known conflicts - including, in particular, the conflicts listed as example in the preceding paragraph.

      3. DISCLOSE CONFLICTS: If a conflict is identified, the person assigned to vote proxies shall notify Company management as soon as possible so that a voting decision may be made, voting on the proxy proposal in a timely manner.

      4. VOTING DECISIONS IN CONFLICT SITUATIONS: If the matter to be voted on is covered by Part A of these procedures, the proxy shall be voted in accordance with Part A. If the matter is not specifically addressed by Part A and there is a conflict, management of the Company shall contact the Board of Trustees or the Board's designated representative for voting instructions.

Continued Appendix C


      5. RECORD OF VOTING INSTRUCTIONS: Company management shall record and the person responsible for voting proxies shall maintain records reflecting client voting instructions on matters where there are conflicts.

C.    Voting Records

The Company recognizes obligations to maintain records as required by Rule 30b1-4 under the Investment Company Act of 1940 and not the investment adviser's obligations under Rule 206(4)-6 and 204-2(c)(2) under the Investment Advisers Act of 1940. Therefore, the Company has adopted the following record keeping procedure:

      1. PERSON RESPONSIBLE: The person assigned responsibility for voting proxies or, if that person is an outside service provider, the person in the Company's legal or compliance department responsible for maintaining compliance records shall prepare and maintain the files/records required by these procedures.

      2. POLICIES AND PROCEDURES: A copy of all proxy voting procedures adopted by the Company shall be maintained in an appropriately labeled file for the term required by regulatory authorities.

      3. PROXY STATEMENTS: A record of all proxy statements with respect to securities held in Company (or client) portfolios shall be maintained in the form of an EXCEL (or similar) spreadsheet. Hard copies of the proxy statements shall not be maintained in Company files; instead, the Company shall rely on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system.

      4. PROXY VOTING RECORD: The person responsible for voting proxies shall maintain a record detailing for each Fund (or for each client) in the form of an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the Fund (or client) is entitled to vote:

            a.    The name of the issuer of the portfolio security;

            b.    The exchange ticker symbol of the portfolio security;

            c. The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

            d.    The shareholder meeting date;

            e.    A brief identification of the matter voted on;

            f. Whether the matter was proposed by the issuer or by a security holder;

            g.    Whether the registrant cast its vote on the matter;

Continued Appendix C


            h. How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

            i. Whether the registrant cast its vote for or against management.

      5. MEMORANDA: In addition to the record required by Part B.5. of these procedures, the person assigned responsibility for voting proxies shall maintain a copy of documents created by Company (or the adviser) personnel that were material to the voting decision.

      6. REQUEST FOR DATA: A copy of each written request for a Fund's voting record and a copy of each written response, if more than a copy of a formatted voting record, shall be maintained. [The Company shall consider whether the person requesting the voting record is a shareholder of record. If the person is not a shareholder of record, that person shall be referred to the SEC's EDGAR system.] The report shall be mailed within three days of receipt of a request.

D.    Regulatory Reporting of Proxy Votes

The Company recognizes that it is required by Rule 30b1-4 under the Investment Company Act of 1940 to file Form N-PX, Annual Report of Proxy Record of Registered Management Investment Company, with the SEC not later than August 31st of each year; and that the Form is to contain the Company's proxy voting record, separately for each Fund (or series), for the most recent twelve-month period ended June 30. Therefore, the Company has adopted the following procedures:

      1. FORM PREPARATION: Legal and/or Compliance personnel shall prepare Form N-PX, incorporating the spreadsheet prepared as required by Part C.4., prior to July 31st.

      2. REVIEW - EXECUTION: Company management shall review, execute and instruct filing of the report on Form N-XP prior to July 31st.

E.    Disclosure of Policies and Procedures for Voting Proxies

The Company recognizes that is required to disclosure the Proxy Voting Procedures and related information in its Registration Statement on Form N-1A,
Item 13(f) and Item 22(b)(7) and (8) and (c)(5) and (6). The Company also notes the investment adviser's obligation to disclose its proxy voting procedures. Therefore, the Company has adopted the following procedures:

      1. FORM N-1A: These procedures shall be included in the Company's Statement of Additional Information ("SAI") in their entirety (attached as an exhibit) and related disclosures shall be added to the SAI.

      2. ADVISER'S DISCLOSURES: In connection with establishing these procedures the Board of Trustees has considered the investment adviser's proxy voting procedures and does, hereby, acknowledge disclosure by the investment adviser. It is understood that investment adviser designate personnel (or a designated outside service provider retained by the investment adviser) who are (or is) the person responsible for voting proxies. Accordingly, the investment adviser is directly and/or indirectly responsible for implementation, operation and disclosure under these procedures.

Continued Appendix C


F.    Supervision - Oversight

The Company's Vice President and Secretary shall monitor the voting of proxies, SEC reporting concerning proxy voting, and disclosures with respect to proxy voting under these procedures; and shall report to the Board of Trustees at each quarterly meeting with respect to proxy voting under these procedures.

ADOPTED:  February 18, 2003

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Copy of the Trust Instrument of the Registrant dated November 25, 1997 (Exhibit incorporated by reference as filed in initial Form N-1A on December 4, 1997, accession number 0001004402-97-000244).

(b)   Not Applicable.

(c)   See Sections 2.02, 2.04 and 2.06 of the Trust Instrument filed as Exhibit
      (a).

(d)   1.    Investment Advisory Agreement between Registrant and Parkway
            Advisors, L.P. dated as of December 1, 2002 (Exhibit incorporated by reference as Exhibit (d)(1) as filed in post-effective amendment No.
            20 on February 28, 2003, accession number 0001093801-03-000264).

      2. Investment Subadvisory Agreement between Registrant, Parkway Advisors, L.P. and Davis Hamilton Jackson & Associates, L.P., dated as of December 1, 2002 (Exhibit incorporated by reference as Exhibit
            (d)(3) as filed in post-effective amendment No. 20 on February 28, 2003, accession number 0001093801-03-000264).

      3. Investment Subadvisory Agreement between Registrant, Parkway Advisors, L.P. and Eagle Asset Management, Inc. dated as of December 1, 2002 (Exhibit incorporated by reference as Exhibit (d)(4) as filed in post-effective amendment No. 20 on February 28, 2003, accession number 0001093801-03-000264).

(e)   1.    Underwriting Agreement between Registrant and Citco Mutual Fund
            Distributors, Inc. dated as of August 19, 2003 (Exhibit incorporated by reference as Exhibit (e)(2) as filed in post-effective amendment
            No. 21 on December 30, 2003, accession number 0001093801-03-001630).

(f)   None.

(g) Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (Exhibit incorporated by reference as filed in post-effective amendment No. 7 on March 1, 2000, accession number 0001004402-00-000158).

(h)   1.    Expense Limitation Agreement between Registrant and Parkway
            Advisors, L.P. dated as of March 1, 2004 (Exhibit incorporated by reference as Exhibit (h)(1) on February 27, 2004, accession number
            0001144204-04-002207).

      2. Shareholder Service and Distribution Agreement between Registrant and Parkway Advisors Group, Inc. dated as of January 30, 2004 (Exhibit incorporated by reference as Exhibit (h)(2) on February 27, 2004, accession number 0001144204-04-002207)..

      3. Securities Lending Agency Agreement between Registrant and Investors Bank & Trust Company dated January 31, 2000 (Exhibit incorporated by reference as filed in post-effective amendment No. 7 on March 1, 2000, accession number 0001004402-00-000158).

      4. Mutual Fund Services Agreement between Registrant and Citco Mutual Fund Services, Inc. dated August 19, 2003 (Exhibit incorporated by reference as Exhibit (h)(4) as filed in post-effective amendment No. 21 on December 30, 2003, accession number 0001093801-03-001630).

(i)   1.    Opinion of Counsel to Registrant (Exhibit incorporated by reference as filed in post-effective amendment No. 1 on March 18, 1998, accession number 0001004402-98-000197).

      2. Opinion and Consent of Charles W. Lutter, Jr. Attorney and Counselor at Law -- Filed Herewith.

(j)   1.    Independent Auditors' Consent -- Filed Herewith.

(k)   None.

(l) Investment Representation letter of original purchaser of shares of Registrant (Exhibit incorporated by reference as filed in post-effective amendment No. 1 on March 18, 1998, accession number 0001004402-98-000197).

(m) January 30, 2004 Memorial Funds Shareholder Service and Distribution Plan pursuant to Rule 12b-1 (Exhibit incorporated by reference as Exhibit (m) on February 27, 2004, accession number 0001144204-04-002207).

(n)   None

(p)   1.    Code of Ethics adopted by Registrant on February 17, 2004 (Exhibit incorporated by reference as Exhibit (p) on February 27, 2004, accession number 0001144204-04-002207).

      2. Code of Ethics adopted by Davis Hamilton Jackson & Associates, L.P. (Exhibit incorporated by reference as filed in post-effective amendment No. 8 on April 28, 2000, accession number
            0001004402-00-000129).

      3. Code of Ethics adopted by Eagle Asset Management, Inc. (Exhibit incorporated by reference as filed in post-effective amendment No. 22 on June 28, 2002, accession number 0000919574-02-001146).

      4. Code of Ethics adopted by Parkway Advisors, L.P. (Exhibit incorporated by reference as Exhibit (p)(6) as filed in post-effective amendment No. 21 on December 30, 2003, accession number 0001093801-03-001630).

      5. Code of Ethics adopted by Citco Mutual Fund Distributors, Inc. (Exhibit incorporated by reference as Exhibit (p)(7) as filed in post-effective amendment No. 21 on December 30, 2003, accession number 0001093801-03-001630).

OTHER EXHIBITS:

      1.    Power of Attorney -- (Exhibit incorporated by reference as Exhibit
            (p)(6) as filed in post-effective amendment No. 20 on February 28, 2003, accession number 0001093801-03-000264).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25. INDEMNIFICATION

Section 10.02 of the Registrant's Trust Instrument provides as follows:

      SECTION 10.02 INDEMNIFICATION.

      (a) Subject to the exceptions and limitations contained in Subsection 10.02(b): (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a Covered Person) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words claim, action, suit, or proceeding shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words liability and expenses shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other Persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

Section 4 of the Investment Advisory Agreement provides in substance as follows:

      SECTION 4. STANDARD OF CARE

      The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Adviser's undertaking these services the Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, breach of fiduciary duty willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder and except as otherwise provided by law.

Section 7 of the Mutual Fund Services Agreement provides in substance as follows:

      SECTION 7. INDEMNIFICATION.

      The Trust agrees to indemnify and hold harmless CMFS from and against any and all actions, suits, claims, losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) (collectively, "Losses") to which CMFS may become liable arising directly or indirectly out of any action or omission to act which CMFS takes (i) at any request or on the direction of or in reliance on the reasonable advice of the Trust, or (ii) upon any instruction, notice or other instrument that CMFS reasonably believes to be genuine and to have been signed or presented by a duly authorized representative of the Trust (other than an employee or other affiliated person of CMFS who may otherwise be named as an authorized representative of the Trust for certain purposes). Further, CMFS shall not be indemnified against or held harmless from any Losses arising directly or indirectly out of CMFS' own willful misfeasance, bad faith, negligence in the performance of its duties, or reckless disregard of its obligations and duties hereunder. (As used in this Article 8, the term "CMFS" shall include Trustees, officers, employees and other agents of CMFS as well as CMFS itself).

      CMFS agrees to indemnify and hold harmless the Trust from and against any and all actions, suits, claims, losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) (collectively, "Losses") to which the Trust may become liable arising directly or indirectly out of CMFS's own willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties as set forth in this Agreement. (As used in this Article 8, the term "CMFS" shall include Trustees, officers, employees and other agents of CMFS as well as CMFS itself.).

      The party seeking indemnification under this Article 8 shall notify the other party within ten (10) days after receipt of any written assertion of such claim threatening to institute or actually instituting an action or proceeding, including service of summons or other legal process. Failure to notify the party from whom indemnification is sought will relieve that party from any liability which it may have on account of the indemnity provisions set forth under this Article 8.

      The parties will cooperate in the control of the defense of any action, suit or proceeding. Any party from whom indemnification is sought may negotiate the settlement of any action, suit or proceeding subject to the other party's approval, which approval will not be unreasonably withheld. The party seeking indemnification reserves the right to participate in the defense or settlement of a claim, action or proceeding with its own counsel, at its own cost, unless:

      |X| it has received an opinion from counsel to the indemnifying party stating that the use of common counsel would present an impermissible conflict of interest which does not otherwise alter the ability to obtain indemnification;

      |X| the defendants in, or targets of, any such action or proceeding include both CMFS and the Trust, and legal counsel to either party has reasonably concluded that there are legal defenses available to a party which are different from or additional to those available to the other party or which may be adverse to or inconsistent with defenses available to a party; or

      |X| the party from whom indemnification is sought authorizes the other party to employ separate counsel at the expense of the indemnifying party.

      |X| The terms of this Article 8 will survive the termination of this Agreement.

Section 8 of the Underwriting Agreement provides in substance as follows:

      SECTION 8. INDEMNIFICATION.

      (a) The Trust agrees to indemnify, defend and hold the Underwriter, its officers, and Trustees, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), free and harmless from and against any and all claims, demands or liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter, its officers, Trustees or any such controlling persons may incur under the 1933 Act, the 1934 Act, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Trust's Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Underwriter to the Trust for use in the Registration Statement. The Underwriter agrees to comply with all of the applicable terms and provisions of the 1934 Act.

      (b) The Underwriter agrees to indemnify, defend, and hold the Trust, its officers, Trustees, employees shareholders and agents, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act of
      Section 20 of the 1934 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its Trustees, officers, employees, shareholders and agents, or any such controlling person may incur under the 1933 Act, the 1934 Act or under common law or otherwise arising out of or based upon Underwriter's failure to comply with its regulatory obligations in connection with the offering of shares, any untrue statement of a material fact contained in information furnished in writing by the Underwriter to the Trust for use in the Registration Statement, or arising out of or based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading.

      (c) A party seeking indemnification hereunder (the "Indemnitee") shall give prompt written notice to the party from whom indemnification is sought ("Indemnitor") of a written assertion or claim of any threatened or pending legal proceeding which may be subject to indemnity under this Section; provided, however, that failure to notify the Indemnitor of such written assertion or claim shall not relieve the Indemnitor of any liability arising from this Section. The Indemnitor shall be entitled, if it so elects, to assume the defense of any suit brought to enforce a claim subject to this Agreement and such defense shall be conducted by counsel chosen by the Indemnitor and satisfactory to the Indemnitee; provided, however, that if the defendants include both the Indemnitee and the Indemnitor, and the Indemnitee shall have reasonably concluded that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnitor ("conflict of interest"), the Indemnitor shall have the right to select separate counsel to defend such claim on behalf of the Indemnitee. In the event that the Indemnitor elects to assume the defense of any suit pursuant to the preceding sentence and retains counsel satisfactory to the Indemnitee, the Indemnitee shall bear the fees and expenses of additional counsel retained by it except for reasonable investigation costs which shall be borne by the Indemnitor.

      (d) It is understood that indemnification may be limited by interpretations under the 1933 Act, 1934 Act and other laws. It is also understood that the obligation to indemnify pursuant to this section does not extend to situations where the Indemnitee has been found to or has engaged in wrongful conduct.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Davis Hamilton Jackson & Associates, L.P.

The descriptions of Davis Hamilton Jackson & Associates, L.P., (DHJA) under the caption Management-Adviser in the Prospectus and Statement of Additional Information relating to Growth Equity Fund constituting certain of Parts A and B, respectively, of this amendment to the Trust's registration statement are incorporated by reference herein.

Information as to the officers and directors of DHJA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of DHJA in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-56194) and is incorporated by reference herein.

(b) Parkway Advisors, L.P.

The descriptions of Parkway Advisors, L.P. under the caption Management-Adviser in the Prospectuses and Statement of Additional Information, constituting certain of Parts A and B, respectively, of this amendment to the Trust's registration statement are incorporated by reference herein.

Information as to the officers and directors of Parkway Advisors, L.P. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of Parkway Advisors, L.P. in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-60265) and is incorporated by reference herein.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Citco Mutual Fund Distributors, Inc. ("Citco Mutual Distributors"), the principal underwriter for the Registrant, also acts as a principal underwriter, depositor or investment adviser for the following entities: Community Reinvestment Act Qualified Investment Plan, The Penn Street Fund, Inc., The Emerald Funds, The Henssler Fund, The Noah Investment Group, IPS, and The Quaker Investment Trust, Agilex Funds, and WY Funds.

(b) The table below provides information for each director, officer or partner of Citco Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355:

Name and Principal                 Positions and Offices                          Positions and Offices
Business Address                   with Citco Mutual Fund Distributors            with Registrant
----------------                   -----------------------------------            ---------------
John A. Lukan                      Director, President                            None

Jay Brian Peller                   Director                                       None

Jeffry Howard King, Sr.            Director/ Co-Chairman/ Secretary               None

Paul L. Giorgio                    Chief Financial Officer                        None

(c) The following table reflects all commissions and other compensation received directly or indirectly from the Funds during the last fiscal year by each principal underwriter who is not an affiliated person of the Trust or any affiliated person of an affiliated person.

(1)                        (2)                     (3)                      (4)             (5)

                           Net Underwriting                                 Redemption
Name of Principal          Discounts and           Compensation on          Brokerage       Other
Underwriter                Commission              Repurchases              Commissions     Compensation
Citco Mutual Fund          0                       0                        0               $5,000.00
Distributors

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Memorial Funds' administrator, accounting and transfer agent service provider, Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or sub-adviser, as listed in Item 26 hereof.

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Abilene, State of Texas on February 28, 2005.


MEMORIAL FUNDS

/S/ CARL CLAYTON PETERSON
-------------------------
By: Carl Clayton Peterson
    President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                   Title                      Date
---------                                   -----                      ----
/S/ CARL CLAYTON PETERSON                   President and              February 28, 2005
---------------------------                 Trustee
Carl Clayton Peterson


/S/ LARRY JOE ANDERSON*                     Trustee                    February 28, 2005
------------------------------------
Larry Joe Anderson


/S/ BRIAN JOSEPH GREEN*                     Trustee                    February 28, 2005
------------------------------------
Brian Joseph Green


/S/ CHARLES MICHAEL KINARD*                 Trustee                    February 28, 2005
------------------------------------
Charles Michael Kinard


*By: /S/ CHARLES W. LUTTER, JR.
     ---------------------------------
     Charles W. Lutter, Jr.
     Attorney-in-Fact*